Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
FOURTH QUARTER 2010

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Summary	7

Business Detail
Line of Business Financial Highlights — Managed Basis	8
Investment Bank	9-11
Retail Financial Services	12-18
Card Services — Managed Basis	19-21
Commercial Banking	22-23
Treasury & Securities Services	24-25
Asset Management	26-29
Corporate/Private Equity	30-31

Credit-Related Information	32-37

Market Risk-Related Information	38

Supplemental Detail
Capital and Other Selected Balance Sheet Items	39
Mortgage Loan Repurchase Liability	40
Per Share-Related Information	41

Non-GAAP Financial Measures	42

Glossary of Terms	43-46

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share and ratio data )

	QUARTERLY TRENDS								FULL YEAR
							4Q10 Change				2010 Change
	4Q10		3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$26,098		$23,824	$25,101	$27,671	$23,164	10%	13%	$102,694	$100,434	2%
Total noninterest expense	16,043		14,398	14,631	16,124	12,004	11	34	61,196	52,352	17
Pre-provision profit	10,055		9,426	10,470	11,547	11,160	7	(10)	41,498	48,082	(14)
Provision for credit losses	3,043		3,223	3,363	7,010	7,284	(6)	(58)	16,639	32,015	(48)
Income before extraordinary gain	4,831		4,418	4,795	3,326	3,278	9	47	17,370	11,652	49
Extraordinary gain (a)	—		—	—	—	—	—	—	—	76	NM
NET INCOME	4,831		4,418	4,795	3,326	3,278	9	47	17,370	11,728	48

Managed Basis (b)
Total net revenue	$26,722		$24,335	$25,613	$28,172	$25,236	10	6	$104,842	$108,647	(4)
Total noninterest expense	16,043		14,398	14,631	16,124	12,004	11	34	61,196	52,352	17
Pre-provision profit	10,679		9,937	10,982	12,048	13,232	7	(19)	43,646	56,295	(22)
Provision for credit losses	3,043		3,223	3,363	7,010	8,901	(6)	(66)	16,639	38,458	(57)
Income before extraordinary gain	4,831		4,418	4,795	3,326	3,278	9	47	17,370	11,652	49
Extraordinary gain (a)	—		—	—	—	—	—	—	—	76	NM
NET INCOME	4,831		4,418	4,795	3,326	3,278	9	47	17,370	11,728	48

PER COMMON SHARE DATA:
Basic Earnings
Income before extraordinary gain	1.13		1.02	1.10	0.75	0.75	11	51	3.98	2.25	77
Net income	1.13		1.02	1.10	0.75	0.75	11	51	3.98	2.27	75

Diluted Earnings
Income before extraordinary gain	1.12		1.01	1.09	0.74	0.74	11	51	3.96	2.24	77
Net income	1.12		1.01	1.09	0.74	0.74	11	51	3.96	2.26	75

Cash dividends declared	0.05		0.05	0.05	0.05	0.05	—	—	0.20	0.20	—
Book value	43.04		42.29	40.99	39.38	39.88	2	8	43.04	39.88	8
Closing share price	42.42		38.06	36.61	44.75	41.67	11	2	42.42	41.67	2
Market capitalization	165,875		149,418	145,554	177,897	164,261	11	1	165,875	164,261	1

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares (c)	3,935.2		3,971.9	4,005.6	3,994.7	3,974.1	(1)	(1)	3,976.9	3,879.7	3
Common shares at period-end	3,910.3		3,925.8	3,975.8	3,975.4	3,942.0	—	(1)	3,910.3	3,942.0	(1)

FINANCIAL RATIOS: (d)
Net income:
Return on common equity (“ROE”)	11%		10%	12%	8%	8%			10%	6%
Return on tangible common equity (“ROTCE”) (e)	16		15	17	12	12			15	10
Return on assets (“ROA”)	0.92		0.86	0.94	0.66	0.65			0.85	0.58

CAPITAL RATIOS:
Tier 1 capital ratio	12.1	(g)	11.9	12.1	11.5	11.1
Total capital ratio	15.5	(g)	15.4	15.8	15.1	14.8
Tier 1 common capital ratio (f)	9.8	(g)	9.5	9.6	9.1	8.8

(a)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”). The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(b)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 7.

(c)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share.

(d)	Quarterly ratios are based upon annualized amounts.

(e)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 42.

(f)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 42.

(g)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10 Change				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end) (a)
Total assets	$2,117,605	$2,141,595	$2,014,019	$2,135,796	$2,031,989	(1)%	4%	$2,117,605	$2,031,989	4%
Wholesale loans	227,633	220,597	216,826	214,290	204,175	3	11	227,633	204,175	11
Consumer loans	465,294	469,934	482,657	499,509	429,283	(1)	8	465,294	429,283	8
Deposits	930,369	903,138	887,805	925,303	938,367	3	(1)	930,369	938,367	(1)
Common stockholders’ equity	168,306	166,030	162,968	156,569	157,213	1	7	168,306	157,213	7
Total stockholders’ equity	176,106	173,830	171,120	164,721	165,365	1	6	176,106	165,365	6

Deposits-to-loans ratio	134%	131%	127%	130%	148%			134%	148%

Headcount	239,831	236,810	232,939	226,623	222,316	1	8	239,831	222,316	8

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,501	$1,286	$1,381	$2,471	$1,901	17	(21)	$6,639	$6,899	(4)
Retail Financial Services	708	907	1,042	(131)	(399)	(22)	NM	2,526	97	NM
Card Services	1,299	735	343	(303)	(306)	77	NM	2,074	(2,225)	NM
Commercial Banking	530	471	693	390	224	13	137	2,084	1,271	64
Treasury & Securities Services	257	251	292	279	237	2	8	1,079	1,226	(12)
Asset Management	507	420	391	392	424	21	20	1,710	1,430	20
Corporate/Private Equity	29	348	653	228	1,197	(92)	(98)	1,258	3,030	(58)

NET INCOME	$4,831	$4,418	$4,795	$3,326	$3,278	9	47	$17,370	$11,728	48

(a)	Effective January 1, 2010, the Firm adopted new guidance that amended the accounting for the transfer of financial assets and the consolidation of variable interest entities (“VIEs”). Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related, adding $87.7 billion and $92.2 billion of assets and liabilities, respectively, and decreasing stockholders’ equity and the Tier I capital ratio by $4.5 billion and 34 basis points, respectively. The reduction to stockholders’ equity was driven by the establishment of an allowance for loan losses of $7.5 billion (pretax) primarily related to receivables held in credit card securitization trusts that were consolidated at the adoption date. For further details regarding the Firm’s application and impact of the new accounting guidance, see Note 14 on pages 130-131, Note 15 on pages 131-142 and Note 22 on pages 149-152 of JPMorgan Chase’s March 31, 2010, Form 10-Q.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10 Change				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
REVENUE
Investment banking fees	$1,832	$1,476	$1,421	$1,461	$1,916	24%	(4)%	$6,190	$7,087	(13)%
Principal transactions	1,915	2,341	2,090	4,548	838	(18)	129	10,894	9,796	11
Lending- and deposit-related fees	1,545	1,563	1,586	1,646	1,765	(1)	(12)	6,340	7,045	(10)
Asset management, administration and commissions	3,697	3,188	3,349	3,265	3,361	16	10	13,499	12,540	8
Securities gains	1,253	102	1,000	610	381	NM	229	2,965	1,110	167
Mortgage fees and related income	1,617	707	888	658	450	129	259	3,870	3,678	5
Credit card income	1,558	1,477	1,495	1,361	1,844	5	(16)	5,891	7,110	(17)
Other income	579	468	585	412	231	24	151	2,044	916	123

Noninterest revenue	13,996	11,322	12,414	13,961	10,786	24	30	51,693	49,282	5
Interest income	15,612	15,606	15,719	16,845	15,615	—	—	63,782	66,350	(4)
Interest expense	3,510	3,104	3,032	3,135	3,237	13	8	12,781	15,198	(16)

Net interest income	12,102	12,502	12,687	13,710	12,378	(3)	(2)	51,001	51,152	—

TOTAL NET REVENUE	26,098	23,824	25,101	27,671	23,164	10	13	102,694	100,434	2
Provision for credit losses	3,043	3,223	3,363	7,010	7,284	(6)	(58)	16,639	32,015	(48)
NONINTEREST EXPENSE
Compensation expense	6,571	6,661	7,616	7,276	5,112	(1)	29	28,124	26,928	4
Occupancy expense	1,045	884	883	869	944	18	11	3,681	3,666	—
Technology, communications and equipment expense	1,198	1,184	1,165	1,137	1,182	1	1	4,684	4,624	1
Professional and outside services	1,789	1,718	1,685	1,575	1,682	4	6	6,767	6,232	9
Marketing	584	651	628	583	536	(10)	9	2,446	1,777	38
Other expense	4,616	3,082	2,419	4,441	2,262	50	104	14,558	7,594	92
Amortization of intangibles	240	218	235	243	256	10	(6)	936	1,050	(11)
Merger costs	—	—	—	—	30	—	NM	—	481	NM

TOTAL NONINTEREST EXPENSE	16,043	14,398	14,631	16,124	12,004	11	34	61,196	52,352	17

Income before income tax expense and extraordinary gain	7,012	6,203	7,107	4,537	3,876	13	81	24,859	16,067	55
Income tax expense (a)	2,181	1,785	2,312	1,211	598	22	265	7,489	4,415	70

Income before extraordinary gain	4,831	4,418	4,795	3,326	3,278	9	47	17,370	11,652	49
Extraordinary gain (b)	—	—	—	—	—	—	—	—	76	NM

NET INCOME	$4,831	$4,418	$4,795	$3,326	$3,278	9	47	$17,370	$11,728	48

DILUTED EARNINGS PER SHARE
Income before extraordinary gain	$1.12	$1.01	$1.09	$0.74	$0.74	11	51	$3.96	$2.24	77
Extraordinary gain	—	—	—	—	—	—	—	—	0.02	NM

NET INCOME	$1.12	$1.01	$1.09	$0.74	$0.74	11	51	$3.96	$2.26	75

FINANCIAL RATIOS
Net income:
Return on equity	11%	10%	12%	8%	8%			10%	6%
Return on tangible common equity (c)	16	15	17	12	12			15	10
Return on assets	0.92	0.86	0.94	0.66	0.65			0.85	0.58
Effective income tax rate (a)	31	29	33	27	15			30	27
Overhead ratio	61	60	58	58	52			60	52

EXCLUDING IMPACT OF MERGER COSTS (d)
Income before extraordinary gain	$4,831	$4,418	$4,795	$3,326	$3,278	9	47	$17,370	$11,652	49
Merger costs (after-tax)	—	—	—	—	18	—	NM	—	298	NM

Income before extraordinary gain excl. merger costs	$4,831	$4,418	$4,795	$3,326	$3,296	9	47	$17,370	$11,950	45

Diluted Earnings Per Share:
Income before extraordinary gain	$1.12	$1.01	$1.09	$0.74	$0.74	11	51	$3.96	$2.24	77
Merger costs (after-tax)	—	—	—	—	0.01	—	NM	—	0.08	NM

Income before extraordinary gain excl. merger costs	$1.12	$1.01	$1.09	$0.74	$0.75	11	49	$3.96	$2.32	71

(a)	The income tax expense in the first quarter of 2010 and fourth quarter of 2009 included tax benefits recognized upon the resolution of tax audits.

(b)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(c)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 42.

(d)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						December 31, 2010
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2010	2010	2010	2010	2009	2010	2009
ASSETS (a)
Cash and due from banks	$27,567	$23,960	$32,806	$31,422	$26,206	15%	5%
Deposits with banks	21,673	31,077	39,430	59,014	63,230	(30)	(66)
Federal funds sold and securities purchased under resale agreements	222,554	235,390	199,024	230,123	195,404	(5)	14
Securities borrowed	123,587	127,365	122,289	126,741	119,630	(3)	3
Trading assets:
Debt and equity instruments	409,411	378,222	317,293	346,712	330,918	8	24
Derivative receivables	80,481	97,293	80,215	79,416	80,210	(17)	—
Securities	316,336	340,168	312,013	344,376	360,390	(7)	(12)
Loans	692,927	690,531	699,483	713,799	633,458	—	9
Less: Allowance for loan losses	32,266	34,161	35,836	38,186	31,602	(6)	2

Loans, net of allowance for loan losses	660,661	656,370	663,647	675,613	601,856	1	10
Accrued interest and accounts receivable	70,147	63,224	61,295	53,991	67,427	11	4
Premises and equipment	13,355	11,316	11,267	11,123	11,118	18	20
Goodwill	48,854	48,736	48,320	48,359	48,357	—	1
Mortgage servicing rights	13,649	10,305	11,853	15,531	15,531	32	(12)
Other intangible assets	4,039	3,982	4,178	4,383	4,621	1	(13)
Other assets	105,291	114,187	110,389	108,992	107,091	(8)	(2)

TOTAL ASSETS	$2,117,605	$2,141,595	$2,014,019	$2,135,796	$2,031,989	(1)	4

LIABILITIES (a)
Deposits	$930,369	$903,138	$887,805	$925,303	$938,367	3	(1)
Federal funds purchased and securities loaned or sold under repurchase agreements	276,644	314,161	237,455	295,171	261,413	(12)	6
Commercial paper	35,363	38,611	41,082	50,554	41,794	(8)	(15)
Other borrowed funds	57,309	51,642	44,431	48,981	55,740	11	3
Trading liabilities:
Debt and equity instruments	76,947	82,919	74,745	78,228	64,946	(7)	18
Derivative payables	69,219	74,902	60,137	62,741	60,125	(8)	15
Accounts payable and other liabilities	170,330	169,365	160,478	154,185	162,696	1	5
Beneficial interests issued by consolidated VIEs	77,649	77,438	88,148	93,055	15,225	—	410
Long-term debt	247,669	255,589	248,618	262,857	266,318	(3)	(7)

TOTAL LIABILITIES	1,941,499	1,967,765	1,842,899	1,971,075	1,866,624	(1)	4

STOCKHOLDERS’ EQUITY (a)
Preferred stock	7,800	7,800	8,152	8,152	8,152	—	(4)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	97,415	96,938	96,745	96,450	97,982	—	(1)
Retained earnings	73,998	69,531	65,465	61,043	62,481	6	18
Accumulated other comprehensive income/(loss)	1,001	3,096	2,404	761	(91)	(68)	NM
Shares held in RSU Trust, at cost	(53)	(68)	(68)	(68)	(68)	22	22
Treasury stock, at cost	(8,160)	(7,572)	(5,683)	(5,722)	(7,196)	(8)	(13)

TOTAL STOCKHOLDERS’ EQUITY	176,106	173,830	171,120	164,721	165,365	1	6

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,117,605	$2,141,595	$2,014,019	$2,135,796	$2,031,989	(1)	4

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
									4Q10 Change					2010 Change
	4Q10	3Q10		2Q10		1Q10		4Q09	3Q10	4Q09	2010		2009	2009
AVERAGE BALANCES (a)
ASSETS
Deposits with banks	$29,213	$38,747		$58,737		$64,229		$49,705	(25)%	(41)%	$47,611		$67,015	(29)%
Federal funds sold and securities purchased under resale agreements	201,489	192,099		189,573		170,036		156,848	5	28	188,394		152,926	23
Securities borrowed	119,973	121,302		113,650		114,636		125,453	(1)	(4)	117,416		124,462	(6)
Trading assets — debt instruments	273,929	251,790		245,532		248,089		256,414	9	7	254,898		251,035	2
Securities	328,126	327,798		327,425		337,441		374,327	—	(12)	330,166		342,655	(4)
Loans	690,529	693,791		705,189		725,136		642,406	—	7	703,540		682,885	3
Other assets (b)	42,583	36,912		34,429		27,885		29,868	15	43	35,496		29,510	20

Total interest-earning assets	1,685,842	1,662,439		1,674,535		1,687,452		1,635,021	1	3	1,677,521		1,650,488	2
Trading assets — equity instruments	122,827	96,200		95,080		83,674		74,936	28	64	99,543		67,028	49
Trading assets — derivative receivables	87,569	92,857		79,409		78,683		86,415	(6)	1	84,676		110,457	(23)
All other noninterest-earning assets	192,906	189,617		194,623		188,871		196,853	2	(2)	191,511		196,228	(2)

TOTAL ASSETS	$2,089,144	$2,041,113		$2,043,647		$2,038,680		$1,993,225	2	5	$2,053,251		$2,024,201	1

LIABILITIES
Interest-bearing deposits	$661,994	$659,027		$668,953		$677,431		$667,269	—	(1)	$666,787		$684,016	(3)
Federal funds purchased and securities loaned or sold under repurchase agreements	287,493	281,171		273,614		271,934		283,263	2	1	278,603		275,862	1
Commercial paper	34,507	34,523		37,557		37,461		42,290	—	(18)	36,000		39,055	(8)
Trading liabilities — debt instruments	77,096	73,278		72,276		65,154		63,048	5	22	71,987		48,530	48
Other borrowings and liabilities (c)	139,057	130,191		131,546		123,321		119,374	7	16	131,071		152,652	(14)
Beneficial interests issued by consolidated VIEs	78,114	83,928		90,085		98,104		16,002	(7)	388	87,493		14,930	486
Long-term debt	253,753	252,097		256,089		262,503		268,476	1	(5)	256,075		268,238	(5)

Total interest-bearing liabilities	1,532,014	1,514,215		1,530,120		1,535,908		1,459,722	1	5	1,528,016		1,483,283	3
Noninterest-bearing deposits	233,318	213,700		209,615		200,075		203,092	9	15	214,267		197,989	8
Trading liabilities — equity instruments	7,166	6,560		5,216		5,728		8,372	9	(14)	6,172		11,694	(47)
Trading liabilities — derivative payables	71,727	69,350		62,547		59,053		63,423	3	13	65,714		77,901	(16)
All other noninterest-bearing liabilities	70,307	65,335		68,928		73,670		93,939	8	(25)	69,539		88,377	(21)

TOTAL LIABILITIES	1,914,532	1,869,160		1,876,426		1,874,434		1,828,548	2	5	1,883,708		1,859,244	1

Preferred stock	7,800	7,991		8,152		8,152		8,152	(2)	(4)	8,023		19,054	(58)
Common stockholders’ equity	166,812	163,962		159,069		156,094		156,525	2	7	161,520		145,903	11

TOTAL STOCKHOLDERS’ EQUITY	174,612	171,953		167,221		164,246		164,677	2	6	169,543		164,957	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,089,144	$2,041,113		$2,043,647		$2,038,680		$1,993,225	2	5	$2,053,251		$2,024,201	1

AVERAGE RATES (a)
INTEREST-EARNING ASSETS
Deposits with banks	1.02%	0.85%		0.63%		0.60%		0.95%			0.72%		1.40%
Federal funds sold and securities purchased under resale agreements	1.05	0.92		0.84		0.97		0.92			0.95		1.14
Securities borrowed	0.16	0.22		0.11		0.10		0.14			0.15		—
Trading assets — debt instruments	4.29	4.37		4.25		4.56		4.63			4.37		4.89
Securities	2.44	2.67		3.14		3.54		3.32			2.95		3.65
Loans	5.71	5.71		5.68		5.91		5.51			5.75		5.67
Other assets (b)	1.54	1.57		1.60		1.36		1.42			1.52		1.62
Total interest-earning assets	3.70	3.75		3.79		4.07		3.80			3.83		4.04

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.51	0.51		0.53		0.51		0.53			0.51		0.71
Federal funds purchased and securities loaned or sold under repurchase agreements	0.12 (d)	(0.28	)(d)	(0.07	)(d)	(0.05	)(d)	0.08			(0.07	)(d)	0.21
Commercial paper	0.21	0.20		0.19		0.19		0.20			0.20		0.28
Trading liabilities — debt instruments	2.30	2.64		2.49		3.39		3.85			2.68		3.95
Other borrowings and liabilities (c)	1.11	0.54		0.50		0.56		0.83			0.69		0.82
Beneficial interests issued by consolidated VIEs	1.13	1.36		1.36		1.36		1.32			1.31		1.46
Long-term debt	2.34	2.34		1.97		1.95		2.01			2.15		2.35
Total interest-bearing liabilities	0.91	0.81		0.79		0.83		0.88			0.84		1.02

INTEREST RATE SPREAD	2.79%	2.94%		3.00%		3.24%		2.92%			2.99%		3.02%

NET YIELD ON INTEREST-EARNING ASSETS	2.88%	3.01%		3.06%		3.32%		3.02%			3.06%		3.12%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.88%	3.01%		3.06%		3.32%		3.33%			3.06%		3.42%

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Includes margin loans.

(c)	Includes brokerage customer payables and advances from Federal Home Loan Banks.

(d)	Reflects a benefit from the favorable market environments for dollar-roll financings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
     The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
     In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, including the effect of adopting, effective January 1, 2010, new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs, refer to the notes on Non-GAAP Financial Measures on page 42.

	QUARTERLY TRENDS							FULL YEAR
						4Q10 Change				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
CREDIT CARD INCOME
Credit card income — reported	$1,558	$1,477	$1,495	$1,361	$1,844	5%	(16)%	$5,891	$7,110	(17)%
Impact of:
Credit card securitizations	NA	NA	NA	NA	(375)	NM	NM	NA	(1,494)	NM

Credit card income — managed	$1,558	$1,477	$1,495	$1,361	$1,469	5	6	$5,891	$5,616	5

OTHER INCOME
Other income — reported	$579	$468	$585	$412	$231	24	151	$2,044	$916	123
Impact of:
Fully tax-equivalent adjustments	503	415	416	411	397	21	27	1,745	1,440	21

Other income — managed	$1,082	$883	$1,001	$823	$628	23	72	$3,789	$2,356	61

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$13,996	$11,322	$12,414	$13,961	$10,786	24	30	$51,693	$49,282	5
Impact of:
Credit card securitizations	NA	NA	NA	NA	(375)	NM	NM	NA	(1,494)	NM
Fully tax-equivalent adjustments	503	415	416	411	397	21	27	1,745	1,440	21

Total noninterest revenue — managed	$14,499	$11,737	$12,830	$14,372	$10,808	24	34	$53,438	$49,228	9

NET INTEREST INCOME
Net interest income — reported	$12,102	$12,502	$12,687	$13,710	$12,378	(3)	(2)	$51,001	$51,152	—
Impact of:
Credit card securitizations	NA	NA	NA	NA	1,992	NM	NM	NA	7,937	NM
Fully tax-equivalent adjustments	121	96	96	90	58	26	109	403	330	22

Net interest income — managed	$12,223	$12,598	$12,783	$13,800	$14,428	(3)	(15)	$51,404	$59,419	(13)

TOTAL NET REVENUE
Total net revenue — reported	$26,098	$23,824	$25,101	$27,671	$23,164	10	13	$102,694	$100,434	2
Impact of:
Credit card securitizations	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM
Fully tax-equivalent adjustments	624	511	512	501	455	22	37	2,148	1,770	21

Total net revenue — managed	$26,722	$24,335	$25,613	$28,172	$25,236	10	6	$104,842	$108,647	(4)

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$10,055	$9,426	$10,470	$11,547	$11,160	7	(10)	$41,498	$48,082	(14)
Impact of:
Credit card securitizations	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM
Fully tax-equivalent adjustments	624	511	512	501	455	22	37	2,148	1,770	21

Total pre-provision profit — managed	$10,679	$9,937	$10,982	$12,048	$13,232	7	(19)	$43,646	$56,295	(22)

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$3,043	$3,223	$3,363	$7,010	$7,284	(6)	(58)	$16,639	$32,015	(48)
Impact of:
Credit card securitizations	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM

Provision for credit losses — managed	$3,043	$3,223	$3,363	$7,010	$8,901	(6)	(66)	$16,639	$38,458	(57)

INCOME TAX EXPENSE
Income tax expense — reported	$2,181	$1,785	$2,312	$1,211	$598	22	265	$7,489	$4,415	70
Impact of:
Fully tax-equivalent adjustments	624	511	512	501	455	22	37	2,148	1,770	21

Income tax expense — managed	$2,805	$2,296	$2,824	$1,712	$1,053	22	166	$9,637	$6,185	56

NA: Not applicable.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10 Change				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$6,213	$5,353	$6,332	$8,319	$4,929	16%	26%	$26,217	$28,109	(7)%
Retail Financial Services	8,525	7,646	7,809	7,776	7,669	11	11	31,756	32,692	(3)
Card Services	4,246	4,253	4,217	4,447	5,148	—	(18)	17,163	20,304	(15)
Commercial Banking	1,611	1,527	1,486	1,416	1,406	6	15	6,040	5,720	6
Treasury & Securities Services	1,913	1,831	1,881	1,756	1,835	4	4	7,381	7,344	1
Asset Management	2,613	2,172	2,068	2,131	2,195	20	19	8,984	7,965	13
Corporate/Private Equity (a)	1,601	1,553	1,820	2,327	2,054	3	(22)	7,301	6,513	12

TOTAL NET REVENUE	$26,722	$24,335	$25,613	$28,172	$25,236	10	6	$104,842	$108,647	(4)

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$2,012	$1,649	$1,810	$3,481	$2,643	22	(24)	$8,952	$12,708	(30)
Retail Financial Services	3,701	3,129	3,528	3,534	3,367	18	10	13,892	15,944	(13)
Card Services	2,732	2,808	2,781	3,045	3,752	(3)	(27)	11,366	14,923	(24)
Commercial Banking	1,053	967	944	877	863	9	22	3,841	3,544	8
Treasury & Securities Services	443	421	482	431	444	5	—	1,777	2,066	(14)
Asset Management	836	684	663	689	725	22	15	2,872	2,492	15
Corporate/Private Equity (a)	(98)	279	774	(9)	1,438	NM	NM	946	4,618	(80)

TOTAL PRE-PROVISION PROFIT	$10,679	$9,937	$10,982	$12,048	$13,232	7	(19)	$43,646	$56,295	(22)

NET INCOME/(LOSS)
Investment Bank	$1,501	$1,286	$1,381	$2,471	$1,901	17	(21)	$6,639	$6,899	(4)
Retail Financial Services	708	907	1,042	(131)	(399)	(22)	NM	2,526	97	NM
Card Services	1,299	735	343	(303)	(306)	77	NM	2,074	(2,225)	NM
Commercial Banking	530	471	693	390	224	13	137	2,084	1,271	64
Treasury & Securities Services	257	251	292	279	237	2	8	1,079	1,226	(12)
Asset Management	507	420	391	392	424	21	20	1,710	1,430	20
Corporate/Private Equity	29	348	653	228	1,197	(92)	(98)	1,258	3,030	(58)

TOTAL NET INCOME	$4,831	$4,418	$4,795	$3,326	$3,278	9	47	$17,370	$11,728	48

AVERAGE EQUITY (b)
Investment Bank	$40,000	$40,000	$40,000	$40,000	$33,000	—	21	$40,000	$33,000	21
Retail Financial Services	28,000	28,000	28,000	28,000	25,000	—	12	28,000	25,000	12
Card Services	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—
Treasury & Securities Services	6,500	6,500	6,500	6,500	5,000	—	30	6,500	5,000	30
Asset Management	6,500	6,500	6,500	6,500	7,000	—	(7)	6,500	7,000	(7)
Corporate/Private Equity	62,812	59,962	55,069	52,094	63,525	5	(1)	57,520	52,903	9

TOTAL AVERAGE EQUITY	$166,812	$163,962	$159,069	$156,094	$156,525	2	7	$161,520	$145,903	11

RETURN ON EQUITY (b)
Investment Bank	15%	13%	14%	25%	23%			17%	21%
Retail Financial Services	10	13	15	(2)	(6)			9	—
Card Services	34	19	9	(8)	(8)			14	(15)
Commercial Banking	26	23	35	20	11			26	16
Treasury & Securities Services	16	15	18	17	19			17	25
Asset Management	31	26	24	24	24			26	20

(a)	Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement from TSS in total net revenue; TSS reports the reimbursement to IB as a separate line on its income statement (not part of total net revenue).

(b)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address economic risk measures, regulatory capital requirements and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the line of business. ROE is measured and internal targets for expected returns are established as key measures of a business segment’s performance. Effective January 1, 2010, the Firm enhanced its line of business equity framework to better align equity assigned to each line of business with the changes anticipated to occur in that line of business, and to reflect the competitive and regulatory landscape. The lines of business are now capitalized based on the Tier 1 common standard, rather than the Tier 1 capital standard.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Investment banking fees	$1,833	$1,502	$1,405	$1,446	$1,892	22%	(3)%	$6,186	$7,169	(14)%
Principal transactions	1,289	1,129	2,105	3,931	84	14	NM	8,454	8,154	4
Lending- and deposit-related fees	209	205	203	202	174	2	20	819	664	23
Asset management, administration and commissions	652	565	633	563	608	15	7	2,413	2,650	(9)
All other income (a)	185	61	86	49	(14)	203	NM	381	(115)	NM

Noninterest revenue	4,168	3,462	4,432	6,191	2,744	20	52	18,253	18,522	(1)
Net interest income	2,045	1,891	1,900	2,128	2,185	8	(6)	7,964	9,587	(17)

TOTAL NET REVENUE (b)	6,213	5,353	6,332	8,319	4,929	16	26	26,217	28,109	(7)

Provision for credit losses	(271)	(142)	(325)	(462)	(181)	(91)	(50)	(1,200)	2,279	NM

NONINTEREST EXPENSE
Compensation expense	1,845	2,031	2,923	2,928	549	(9)	236	9,727	9,334	4
Noncompensation expense	2,356	1,673	1,599	1,910	1,737	41	36	7,538	6,067	24

TOTAL NONINTEREST EXPENSE	4,201	3,704	4,522	4,838	2,286	13	84	17,265	15,401	12

Income before income tax expense	2,283	1,791	2,135	3,943	2,824	27	(19)	10,152	10,429	(3)
Income tax expense	782	505	754	1,472	923	55	(15)	3,513	3,530	—

NET INCOME	$1,501	$1,286	$1,381	$2,471	$1,901	17	(21)	$6,639	$6,899	(4)

FINANCIAL RATIOS
ROE	15%	13%	14%	25%	23%			17%	21%
ROA	0.75	0.68	0.78	1.48	1.12			0.91	0.99
Overhead ratio	68	69	71	58	46			66	55
Compensation expense as a percent of total net revenue (c)	30	38	46	35	11			37	33

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$424	$385	$355	$305	$611	10	(31)	$1,469	$1,867	(21)
Equity underwriting	489	333	354	413	549	47	(11)	1,589	2,641	(40)
Debt underwriting	920	784	696	728	732	17	26	3,128	2,661	18

Total investment banking fees	1,833	1,502	1,405	1,446	1,892	22	(3)	6,186	7,169	(14)
Fixed income markets	2,875	3,123	3,563	5,464	2,735	(8)	5	15,025	17,564	(14)
Equity markets	1,128	1,135	1,038	1,462	971	(1)	16	4,763	4,393	8
Credit portfolio (a)	377	(407)	326	(53)	(669)	NM	NM	243	(1,017)	NM

Total net revenue	$6,213	$5,353	$6,332	$8,319	$4,929	16	26	$26,217	$28,109	(7)

REVENUE BY REGION (a)
Americas	$3,939	$2,857	$3,935	$4,562	$2,872	38	37	$15,293	$15,156	1
Europe/Middle East/Africa	1,422	1,531	1,537	2,814	1,502	(7)	(5)	7,304	9,790	(25)
Asia/Pacific	852	965	860	943	555	(12)	54	3,620	3,163	14

Total net revenue	$6,213	$5,353	$6,332	$8,319	$4,929	16	26	$26,217	$28,109	(7)

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $475 million, $390 million, $401 million, $403 million and $357 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $1.7 billion and $1.4 billion for full year 2010 and 2009, respectively.

(c)	The compensation expense as a percentage of total net revenue ratio for the second quarter and full year of 2010 excluding the payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from December 9, 2009 to April 5, 2010 to relevant banking employees, which is a non-GAAP financial measure, was 37% and 35%, respectively. IB excludes this tax from the ratio because it enables comparability with prior periods.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans (a):
Loans retained (b)	$53,145	$51,299	$54,049	$53,010	$45,544	4%	17%	$53,145	$45,544	17%
Loans held-for-sale and loans at fair value	3,746	2,252	3,221	3,594	3,567	66	5	3,746	3,567	5

Total loans	56,891	53,551	57,270	56,604	49,111	6	16	56,891	49,111	16
Equity	40,000	40,000	40,000	40,000	33,000	—	21	40,000	33,000	21

SELECTED BALANCE SHEET DATA (Average)
Total assets	$792,703	$746,926	$710,005	$676,122	$674,241	6	18	$731,801	$699,039	5
Trading assets — debt and equity instruments	346,990	300,517	296,031	284,085	285,363	15	22	307,061	273,624	12
Trading assets — derivative receivables	72,491	76,530	65,847	66,151	72,640	(5)	—	70,289	96,042	(27)
Loans (a):
Loans retained (b)	52,502	53,331	53,351	58,501	51,573	(2)	2	54,402	62,722	(13)
Loans held-for-sale and loans at fair value	3,504	2,678	3,530	3,150	4,158	31	(16)	3,215	7,589	(58)

Total loans	56,006	56,009	56,881	61,651	55,731	—	—	57,617	70,311	(18)
Adjusted assets (c)	587,307	539,459	527,520	506,635	519,403	9	13	540,449	538,724	—
Equity	40,000	40,000	40,000	40,000	33,000	—	21	40,000	33,000	21

Headcount	26,314	26,373	26,279	24,977	24,654	—	7	26,314	24,654	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(23)	$33	$28	$697	$685	NM	NM	$735	$1,904	(61)
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (b)(d)	3,159	2,025	1,926	2,459	3,196	56	(1)	3,159	3,196	(1)
Nonperforming loans held-for-sale and loans at fair value	460	361	334	282	308	27	49	460	308	49

Total nonperforming loans	3,619	2,386	2,260	2,741	3,504	52	3	3,619	3,504	3

Derivative receivables	34	255	315	363	529	(87)	(94)	34	529	(94)
Assets acquired in loan satisfactions	117	148	151	185	203	(21)	(42)	117	203	(42)

Total nonperforming assets	3,770	2,789	2,726	3,289	4,236	35	(11)	3,770	4,236	(11)
Allowance for credit losses:
Allowance for loan losses	1,863	1,976	2,149	2,601	3,756	(6)	(50)	1,863	3,756	(50)
Allowance for lending-related commitments	447	570	564	482	485	(22)	(8)	447	485	(8)

Total allowance for credit losses	2,310	2,546	2,713	3,083	4,241	(9)	(46)	2,310	4,241	(46)

Net charge-off/(recovery) rate (b)(e)	(0.17)%	0.25%	0.21%	4.83%	5.27%			1.35%	3.04%
Allow. for loan losses to period-end loans retained (b)(e)	3.51	3.85	3.98	4.91	8.25			3.51	8.25
Allow. for loan losses to average loans retained (b)(e)	3.55	3.71	4.03	4.45	7.28			3.42	5.99
Allow. for loan losses to nonperforming loans retained (b)(d)(e)	59	98	112	106	118			59	118
Nonperforming loans to total period-end loans	6.36	4.46	3.95	4.84	7.13			6.36	7.13
Nonperforming loans to total average loans	6.46	4.26	3.97	4.45	6.29			6.28	4.98

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Loans retained include credit portfolio loans, leveraged leases and other accrual loans, and exclude loans held-for-sale and loans accounted for at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. For further discussion of adjusted assets, see page 42.

(d)	Allowance for loan losses of $1.1 billion, $603 million, $617 million, $811 million and $1.3 billion were held against these nonperforming loans at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(e)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off/(recovery) rate.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
MARKET RISK — AVERAGE TRADING AND CREDIT
PORTFOLIO VAR - 95% CONFIDENCE LEVEL
Trading activities:
Fixed income	$53	$72	$64	$69	$121	(26)%	(56)%	$65	$160	(59)%
Foreign exchange	10	9	10	13	14	11	(29)	11	18	(39)
Equities	23	21	20	24	21	10	10	22	47	(53)
Commodities and other	14	13	20	15	17	8	(18)	16	20	(20)
Diversification (a)	(38)	(38)	(42)	(49)	(62)	—	39	(43)	(91)	53

Total trading VaR (b)	62	77	72	72	111	(19)	(44)	71	154	(54)

Credit portfolio VaR (c)	26	30	27	19	24	(13)	8	26	52	(50)
Diversification (a)	(10)	(8)	(9)	(9)	(11)	(25)	9	(10)	(42)	76

Total trading and credit portfolio VaR	$78	$99	$90	$82	$124	(21)	(37)	$87	$164	(47)

	Full Year 2010		Full Year 2009
	Market		Market
	Share	Rankings	Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global Investment Banking Fees (e)	8%	#1	9%	#1
Global debt, equity and equity-related	7%	#1	9%	#1
Global syndicated loans	9%	#1	8%	#1
Global long-term debt (f)	7%	#2	8%	#1
Global equity and equity-related (g)	7%	#3	12%	#1
Global announced M&A (h)	16%	#4	24%	#3
U.S. debt, equity and equity-related	11%	#2	15%	#1
U.S. syndicated loans	19%	#2	22%	#1
U.S. long-term debt (f)	11%	#2	14%	#1
U.S. equity and equity-related	13%	#2	16%	#2
U.S. announced M&A (h)	23%	#3	36%	#2

(a)	Average value-at-risk (“VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share.

(e)	Global IB fees exclude money market, short-term debt and shelf deals.

(f)	Long-term debt tables include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Equity and equity-related rankings include rights offerings and Chinese A-Shares.

(h)	Global announced M&A is on transaction value at announcement; all other rankings are on transaction proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A for full year 2010 and 2009 reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$737	$759	$780	$841	$972	(3)%	(24)%	$3,117	$3,969	(21)%
Asset management, administration and commissions	456	443	433	452	406	3	12	1,784	1,674	7
Mortgage fees and related income	1,609	705	886	655	481	128	235	3,855	3,794	2
Credit card income	524	502	480	450	441	4	19	1,956	1,635	20
Other income	370	379	413	354	299	(2)	24	1,516	1,128	34

Noninterest revenue	3,696	2,788	2,992	2,752	2,599	33	42	12,228	12,200	—
Net interest income	4,829	4,858	4,817	5,024	5,070	(1)	(5)	19,528	20,492	(5)

TOTAL NET REVENUE (a)	8,525	7,646	7,809	7,776	7,669	11	11	31,756	32,692	(3)

Provision for credit losses	2,456	1,548	1,715	3,733	4,229	59	(42)	9,452	15,940	(41)

NONINTEREST EXPENSE
Compensation expense	1,905	1,915	1,842	1,770	1,722	(1)	11	7,432	6,712	11
Noncompensation expense	2,851	2,533	2,369	2,402	2,499	13	14	10,155	9,706	5
Amortization of intangibles	68	69	70	70	81	(1)	(16)	277	330	(16)

TOTAL NONINTEREST EXPENSE	4,824	4,517	4,281	4,242	4,302	7	12	17,864	16,748	7

Income/(loss) before income tax expense/(benefit)	1,245	1,581	1,813	(199)	(862)	(21)	NM	4,440	4	NM
Income tax expense/(benefit)	537	674	771	(68)	(463)	(20)	NM	1,914	(93)	NM

NET INCOME/(LOSS)	$708	$907	$1,042	$(131)	$(399)	(22)	NM	$2,526	$97	NM

FINANCIAL RATIOS
ROE	10%	13%	15%	(2)%	(6)%			9%	—%
Overhead ratio	57	59	55	55	56			56	51
Overhead ratio excluding core deposit intangibles (b)	56	58	54	54	55			55	50

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$366,841	$367,675	$375,329	$382,475	$387,269	—	(5)	$366,841	$387,269	(5)
Loans:
Loans retained	316,725	323,481	330,329	339,002	340,332	(2)	(7)	316,725	340,332	(7)
Loans held-for-sale and loans at fair value (c)	14,863	13,071	12,599	11,296	14,612	14	2	14,863	14,612	2

Total loans	331,588	336,552	342,928	350,298	354,944	(1)	(7)	331,588	354,944	(7)
Deposits	370,819	364,186	359,974	362,470	357,463	2	4	370,819	357,463	4
Equity	28,000	28,000	28,000	28,000	25,000	—	12	28,000	25,000	12

SELECTED BALANCE SHEET DATA (Average)
Assets	373,883	375,968	381,906	393,867	395,045	(1)	(5)	381,337	407,497	(6)
Loans:
Loans retained	320,407	326,905	335,308	342,997	343,411	(2)	(7)	331,330	354,789	(7)
Loans held-for-sale and loans at fair value (c)	18,883	15,683	14,426	17,055	17,670	20	7	16,515	18,072	(9)

Total loans	339,290	342,588	349,734	360,052	361,081	(1)	(6)	347,845	372,861	(7)
Deposits	367,920	362,559	362,010	356,934	356,464	1	3	362,386	367,696	(1)
Equity	28,000	28,000	28,000	28,000	25,000	—	12	28,000	25,000	12

Headcount	121,876	119,424	116,879	112,616	108,971	2	12	121,876	108,971	12

(a)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to municipalities and other qualified entities of $1 million, $4 million, $5 million, $5 million and $4 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $15 million and $22 million for full year 2010 and 2009, respectively.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $68 million, $69 million, $69 million, $70 million and $80 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $276 million and $328 million for full year 2010 and 2009, respectively.

(c)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $14.7 billion, $12.6 billion, $12.2 billion, $8.4 billion and $12.5 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. Average balances of these loans totaled $18.7 billion, $15.3 billion, $12.5 billion, $14.2 billion and $16.0 billion for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $15.2 billion and $15.8 billion for full year 2010 and 2009, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,159	$1,548	$1,761	$2,438	$2,738	39%	(21)%	$7,906	$10,113	(22)%
Nonperforming loans:
Nonperforming loans retained	8,768	9,801	10,457	10,769	10,611	(11)	(17)	8,768	10,611	(17)
Nonperforming loans held-for-sale and loans at fair value	145	166	176	217	234	(13)	(38)	145	234	(38)

Total nonperforming loans (a) (b) (c)	8,913	9,967	10,633	10,986	10,845	(11)	(18)	8,913	10,845	(18)
Nonperforming assets (a) (b) (c)	10,266	11,421	11,907	12,191	12,098	(10)	(15)	10,266	12,098	(15)
Allowance for loan losses	16,453	16,154	16,152	16,200	14,776	2	11	16,453	14,776	11

Net charge-off rate (d)	2.67%	1.88%	2.11%	2.88%	3.16%			2.39%	2.85%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	3.47	2.44	2.75	3.76	4.16			3.11	3.75
Allowance for loan losses to ending loans retained (d)	5.19	4.99	4.89	4.78	4.34			5.19	4.34
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d) (e)	4.72	5.36	5.26	5.16	5.09			4.72	5.09
Allowance for loan losses to nonperforming loans retained (a) (d) (e)	131	136	128	124	124			131	124
Nonperforming loans to total loans	2.69	2.96	3.10	3.14	3.06			2.69	3.06
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	3.44	3.81	4.00	4.05	3.96			3.44	3.96

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.5 billion, $10.2 billion, $10.1 billion, $10.5 billion and $9.0 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate; (2) real estate owned insured by U.S. government agencies of $1.9 billion, $1.7 billion, $1.4 billion, $707 million and $579 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”), of $625 million, $572 million, $447 million, $581 million and $542 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $2.8 billion, $2.8 billion, $2.8 billion and $1.6 billion was recorded for these loans at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, which has also been excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
RETAIL BANKING
Noninterest revenue	$1,715	$1,691	$1,684	$1,702	$1,804	1%	(5)%	$6,792	$7,169	(5)%
Net interest income	2,693	2,745	2,712	2,635	2,716	(2)	(1)	10,785	10,781	—

Total net revenue	4,408	4,436	4,396	4,337	4,520	(1)	(2)	17,577	17,950	(2)
Provision for credit losses	73	175	168	191	248	(58)	(71)	607	1,142	(47)
Noninterest expense	2,668	2,779	2,633	2,577	2,574	(4)	4	10,657	10,357	3

Income before income tax expense	1,667	1,482	1,595	1,569	1,698	12	(2)	6,313	6,451	(2)

Net income	$954	$848	$914	$898	$1,027	13	(7)	$3,614	$3,903	(7)

Overhead ratio	61%	63%	60%	59%	57%			61%	58%
Overhead ratio excluding core deposit intangibles (a)	59	61	58	58	55			59	56

BUSINESS METRICS (in billions, except where otherwise noted)
Business banking origination volume (in millions)	$1,435	$1,126	$1,222	$905	$670	27	114	$4,688	$2,299	104
End-of-period loans owned	16.8	16.6	16.6	16.8	17.0	1	(1)	16.8	17.0	(1)
End-of-period deposits:
Checking	131.7	124.2	123.5	123.8	121.9	6	8	131.7	121.9	8
Savings	166.6	162.4	161.8	163.4	153.4	3	9	166.6	153.4	9
Time and other	45.9	48.9	50.5	53.2	58.0	(6)	(21)	45.9	58.0	(21)

Total end-of-period deposits	344.2	335.5	335.8	340.4	333.3	3	3	344.2	333.3	3
Average loans owned	16.6	16.6	16.7	16.9	17.2	—	(3)	16.7	17.8	(6)
Average deposits:
Checking	126.6	123.5	123.6	119.7	116.4	3	9	123.4	113.5	9
Savings	164.7	162.2	162.8	158.6	153.1	2	8	162.1	150.9	7
Time and other	47.4	49.8	51.4	55.6	60.3	(5)	(21)	51.0	76.4	(33)

Total average deposits	338.7	335.5	337.8	333.9	329.8	1	3	336.5	340.8	(1)
Deposit margin	3.00%	3.08%	3.05%	3.02%	3.06%			3.03%	2.96%
Average assets	$28.3	$27.7	$28.4	$28.9	$28.2	2	—	$28.3	$28.9	(2)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	173	175	168	191	248	(1)	(30)	707	842	(16)
Net charge-off rate	4.13%	4.18%	4.04%	4.58%	5.72%			4.23%	4.73%
Nonperforming assets	$846	$913	$920	$872	$839	(7)	1	$846	$839	1

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	6,069	5,798	5,756	5,956	5,851	5	4	23,579	21,784	8

Number of:
Branches	5,268	5,192	5,159	5,155	5,154	1	2	5,268	5,154	2
ATMs	16,145	15,815	15,654	15,549	15,406	2	5	16,145	15,406	5
Personal bankers	21,715	21,438	20,170	19,003	17,991	1	21	21,715	17,991	21
Sales specialists	7,196	7,123	6,785	6,315	5,912	1	22	7,196	5,912	22
Active online customers (in thousands)	17,744	17,167	16,584	16,208	15,424	3	15	17,744	15,424	15
Checking accounts (in thousands)	27,252	27,014	26,351	25,830	25,712	1	6	27,252	25,712	6

(a)	Retail Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $68 million, $69 million, $69 million, $70 million and $80 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $276 million and $328 million for full year 2010 and 2009, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
MORTGAGE BANKING & OTHER CONSUMER LENDING
Noninterest revenue (a)	$1,971	$1,076	$1,256	$1,018	$801	83%	146%	$5,321	$5,057	5%
Net interest income	817	809	792	893	802	1	2	3,311	3,165	5

Total net revenue	2,788	1,885	2,048	1,911	1,603	48	74	8,632	8,222	5
Provision for credit losses	46	176	175	217	242	(74)	(81)	614	1,235	(50)
Noninterest expense	1,743	1,348	1,243	1,246	1,163	29	50	5,580	4,544	23

Income before income tax expense	999	361	630	448	198	177	405	2,438	2,443	—

Net income (a)	$577	$207	$364	$257	$266	179	117	$1,405	$1,643	(14)

Overhead ratio	63%	72%	61%	65%	73%			65%	55%

BUSINESS METRICS (in billions)
End-of-period loans owned:
Auto loans	$48.4	$48.2	$47.5	$47.4	$46.0	—	5	$48.4	$46.0	5
Mortgage (b)	14.2	13.8	13.2	13.7	11.9	3	19	14.2	11.9	19
Student loans and other	14.4	14.6	15.1	17.4	15.8	(1)	(9)	14.4	15.8	(9)

Total end-of-period loans owned	77.0	76.6	75.8	78.5	73.7	1	4	77.0	73.7	4
Average loans owned:
Auto loans	48.3	47.7	47.5	46.9	45.3	1	7	47.6	43.6	9
Mortgage (b)	13.9	13.6	13.6	12.5	10.6	2	31	13.4	8.8	52
Student loans and other	14.6	14.8	16.7	18.4	15.6	(1)	(6)	16.2	16.3	(1)

Total average loans owned (c)	76.8	76.1	77.8	77.8	71.5	1	7	77.2	68.7	12

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Auto loans	71	67	58	102	148	6	(52)	298	627	(52)
Mortgage	12	10	13	6	—	20	NM	41	14	193
Student loans and other	114	82	150	64	92	39	24	410	287	43

Total net charge-offs	197	159	221	172	240	24	(18)	749	928	(19)

Net charge-off rate:
Auto loans	0.58%	0.56%	0.49%	0.88%	1.30%			0.63%	1.44%
Mortgage	0.35	0.30	0.39	0.20	—			0.31	0.17
Student loans and other	3.10	2.21	4.04	1.64	2.59			2.72	1.98
Total net charge-off rate (c)	1.02	0.83	1.17	0.93	1.36			0.99	1.40

30+ day delinquency rate (d) (e)	1.69	1.54	1.42	1.47	1.75			1.69	1.75
Nonperforming assets (f) (g)	$996	$1,052	$1,013	$1,006	$912	(5)	9	$996	$912	9

(a)	Losses related to the repurchase of previously-sold loans are recorded as a reduction of production revenue. These losses totaled $349 million, $1.5 billion, $667 million, $432 million and $672 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $2.9 billion and $1.6 billion for full year 2010 and 2009, respectively. The losses resulted in a negative impact on net income of $203 million, $853 million, $388 million, $252 million and $413 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $1.7 billion and $991 million for full year 2010 and 2009, respectively.

(b)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(c)	Total average loans owned includes loans held-for-sale of $192 million, $338 million, $1.9 billion, $2.9 billion and $1.7 billion for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $1.3 billion and $2.2 billion for full year 2010 and 2009, respectively. These amounts are excluded when calculating the net charge-off rate.

(d)	Excludes mortgage loans that are insured by U.S. government agencies of $11.4 billion, $11.1 billion, $10.9 billion, $11.2 billion and $9.7 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(e)	Excludes loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $1.1 billion, $1.0 billion, $988 million, $965 million and $942 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(f)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.5 billion, $10.2 billion, $10.1 billion, $10.5 billion and $9.0 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate; (2) real estate owned insured by U.S. government agencies of $1.9 billion, $1.7 billion, $1.4 billion, $707 million and $579 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $625 million, $572 million, $447 million, $581 million and $542 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(g)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Banking & Other Consumer Lending.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
MORTGAGE BANKING & OTHER CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$22.9	$19.2	$15.3	$11.4	$12.3	19%	86%	$68.8	$53.9	28%
Wholesale (a)	0.3	0.2	0.4	0.4	0.6	50	(50)	1.3	3.6	(64)
Correspondent (a)	25.5	19.1	14.7	16.0	20.0	34	28	75.3	81.0	(7)
CNT (negotiated transactions)	2.1	2.4	1.8	3.9	1.9	(13)	11	10.2	12.2	(16)

Total mortgage origination volume	50.8	40.9	32.2	31.7	34.8	24	46	155.6	150.7	3

Student loans	—	0.2	0.1	1.6	0.6	NM	NM	1.9	4.2	(55)
Auto	4.8	6.1	5.8	6.3	5.9	(21)	(19)	23.0	23.7	(3)

Application volume:
Mortgage application volume by channel
Retail	32.4	34.6	27.8	20.3	17.4	(6)	86	115.1	90.9	27
Wholesale (a)	0.4	0.6	0.6	0.8	0.7	(33)	(43)	2.4	4.9	(51)
Correspondent (a)	24.9	30.7	23.5	18.2	25.3	(19)	(2)	97.3	110.8	(12)

Total mortgage application volume	57.7	65.9	51.9	39.3	43.4	(12)	33	214.8	206.6	4

Average mortgage loans held-for-sale and loans at fair value (b)	18.9	15.6	12.6	14.5	16.2	21	17	15.4	16.2	(5)
Average assets	130.3	125.8	123.2	124.8	119.5	4	9	126.0	115.0	10
Repurchase reserve (ending)	3.0	3.0	2.0	1.6	1.4	—	114	3.0	1.4	114
Third-party mortgage loans serviced (ending)	967.5	1,012.7	1,055.2	1,075.0	1,082.1	(4)	(11)	967.5	1,082.1	(11)
Third-party mortgage loans serviced (average)	981.7	1,028.6	1,063.7	1,076.4	1,088.8	(5)	(10)	1,037.6	1,119.1	(7)
MSR net carrying value (ending)	13.6	10.3	11.8	15.5	15.5	32	(12)	13.6	15.5	(12)
Ratio of MSR net carrying value (ending) to third-party
mortgage loans serviced (ending)	1.41%	1.02%	1.12%	1.44%	1.43%			1.41%	1.43%
Ratio of annualized loan servicing revenue to third-party
mortgage loans serviced (average)	0.46	0.44	0.45	0.42	0.44			0.44	0.44
MSR revenue multiple (c)	3.07x	2.32x	2.49x	3.43x	3.25x			3.20x	3.25x

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Net production revenue:
Production revenue	$1,098	$1,233	$676	$433	$480	(11)	129	$3,440	$2,115	63
Repurchase losses	(349)	(1,464)	(667)	(432)	(672)	76	48	(2,912)	(1,612)	(81)

Net production revenue	749	(231)	9	1	(192)	NM	NM	528	503	5
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,129	1,153	1,186	1,107	1,221	(2)	(8)	4,575	4,942	(7)
Other changes in MSR asset fair value	(555)	(604)	(620)	(605)	(657)	8	16	(2,384)	(3,279)	27

Total operating revenue	574	549	566	502	564	5	2	2,191	1,663	32
Risk management:
Changes in MSR asset fair value due to inputs or
assumptions in model	2,909	(1,497)	(3,584)	(96)	1,762	NM	65	(2,268)	5,804	NM
Derivative valuation adjustments and other	(2,623)	1,884	3,895	248	(1,653)	NM	(59)	3,404	(4,176)	NM

Total risk management	286	387	311	152	109	(26)	162	1,136	1,628	(30)

Total net mortgage servicing revenue	860	936	877	654	673	(8)	28	3,327	3,291	1

Mortgage fees and related income	$1,609	$705	$886	$655	$481	128	235	$3,855	$3,794	2

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under U.S. Department of Agriculture guidelines. Prior period amounts have been revised to conform with the current period presentation.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $18.7 billion, $15.3 billion, $12.5 billion, $14.2 billion and $16.0 billion for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $15.2 billion and $15.8 billion for full year 2010 and 2009, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
REAL ESTATE PORTFOLIOS
Noninterest revenue	$10	$21	$52	$32	$(6)	(52)%	NM %	$115	$(26)	NM %
Net interest income	1,319	1,304	1,313	1,496	1,552	1	(15)	5,432	6,546	(17)

Total net revenue	1,329	1,325	1,365	1,528	1,546	—	(14)	5,547	6,520	(15)
Provision for credit losses	2,337	1,197	1,372	3,325	3,739	95	(37)	8,231	13,563	(39)
Noninterest expense	413	390	405	419	565	6	(27)	1,627	1,847	(12)

Income/(loss) before income tax expense/(benefit)	(1,421)	(262)	(412)	(2,216)	(2,758)	(442)	48	(4,311)	(8,890)	52

Net income/(loss)	$(823)	$(148)	$(236)	$(1,286)	$(1,692)	(456)	51	$(2,493)	$(5,449)	54

Overhead ratio	31%	29%	30%	27%	37%			29%	28%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$88.4	$91.7	$94.8	$97.7	$101.4	(4)	(13)	$88.4	$101.4	(13)
Prime mortgage	41.7	42.9	44.6	46.8	47.5	(3)	(12)	41.7	47.5	(12)
Subprime mortgage	11.3	12.0	12.6	13.2	12.5	(6)	(10)	11.3	12.5	(10)
Option ARMs	8.1	8.4	8.5	8.6	8.5	(4)	(5)	8.1	8.5	(5)
Other	0.8	0.9	1.0	1.0	0.7	(11)	14	0.8	0.7	14

Total end-of-period loans owned	150.3	155.9	161.5	167.3	170.6	(4)	(12)	150.3	170.6	(12)
Average loans owned:
Home equity	90.2	93.3	96.3	99.5	103.3	(3)	(13)	94.8	108.3	(12)
Prime mortgage	42.4	43.8	45.7	47.9	48.8	(3)	(13)	44.9	53.4	(16)
Subprime mortgage	11.8	12.3	13.1	13.8	12.8	(4)	(8)	12.7	13.9	(9)
Option ARMs	8.3	8.4	8.6	8.7	8.7	(1)	(5)	8.5	8.9	(4)
Other	0.9	1.0	1.0	1.1	0.7	(10)	29	1.0	0.8	25

Total average loans owned	153.6	158.8	164.7	171.0	174.3	(3)	(12)	161.9	185.3	(13)
PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	24.5	25.0	25.5	26.0	26.5	(2)	(8)	24.5	26.5	(8)
Prime mortgage	17.3	17.9	18.5	19.2	19.7	(3)	(12)	17.3	19.7	(12)
Subprime mortgage	5.4	5.5	5.6	5.8	6.0	(2)	(10)	5.4	6.0	(10)
Option ARMs	25.6	26.4	27.3	28.3	29.0	(3)	(12)	25.6	29.0	(12)

Total end-of-period loans owned	72.8	74.8	76.9	79.3	81.2	(3)	(10)	72.8	81.2	(10)
Average loans owned:
Home equity	24.7	25.2	25.7	26.2	26.7	(2)	(7)	25.5	27.6	(8)
Prime mortgage	17.6	18.2	18.8	19.5	20.0	(3)	(12)	18.5	20.8	(11)
Subprime mortgage	5.4	5.6	5.8	5.9	6.1	(4)	(11)	5.7	6.3	(10)
Option ARMs	25.9	26.7	27.7	28.6	29.3	(3)	(12)	27.2	30.5	(11)

Total average loans owned	73.6	75.7	78.0	80.2	82.1	(3)	(10)	76.9	85.2	(10)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	112.9	116.7	120.3	123.7	127.9	(3)	(12)	112.9	127.9	(12)
Prime mortgage	59.0	60.8	63.1	66.0	67.2	(3)	(12)	59.0	67.2	(12)
Subprime mortgage	16.7	17.5	18.2	19.0	18.5	(5)	(10)	16.7	18.5	(10)
Option ARMs	33.7	34.8	35.8	36.9	37.5	(3)	(10)	33.7	37.5	(10)
Other	0.8	0.9	1.0	1.0	0.7	(11)	14	0.8	0.7	14

Total end-of-period loans owned	223.1	230.7	238.4	246.6	251.8	(3)	(11)	223.1	251.8	(11)
Average loans owned:
Home equity	114.9	118.5	122.0	125.7	130.0	(3)	(12)	120.3	135.9	(11)
Prime mortgage	60.0	62.0	64.5	67.4	68.8	(3)	(13)	63.4	74.2	(15)
Subprime mortgage	17.2	17.9	18.9	19.7	18.9	(4)	(9)	18.4	20.2	(9)
Option ARMs	34.2	35.1	36.3	37.3	38.0	(3)	(10)	35.7	39.4	(9)
Other	0.9	1.0	1.0	1.1	0.7	(10)	29	1.0	0.8	25

Total average loans owned	227.2	234.5	242.7	251.2	256.4	(3)	(11)	238.8	270.5	(12)
Average assets	215.3	222.5	230.3	240.2	247.3	(3)	(13)	227.0	263.6	(14)
Home equity origination volume	0.3	0.3	0.3	0.3	0.4	—	(25)	1.2	2.4	(50)

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loan as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired
loans (a) (b)
Home equity	$792	$730	$796	$1,126	$1,177	8%	(33)%	$3,444	$4,682	(26)%
Prime mortgage	516	255	251	453	568	102	(9)	1,475	1,872	(21)
Subprime mortgage	429	206	282	457	452	108	(5)	1,374	1,648	(17)
Option ARMs	42	11	22	23	29	282	45	98	63	56
Other	10	12	21	16	24	(17)	(58)	59	78	(24)

Total net charge-offs	1,789	1,214	1,372	2,075	2,250	47	(20)	6,450	8,343	(23)
Net charge-off rate excluding purchased credit-impaired
loans (a) (b)
Home equity	3.48%	3.10%	3.32%	4.59%	4.52%			3.63%	4.32%
Prime mortgage	4.83	2.31	2.20	3.84	4.62			3.29	3.51
Subprime mortgage	14.42	6.64	8.63	13.43	14.01			10.82	11.86
Option ARMs	2.01	0.52	1.03	1.07	1.32			1.15	0.71
Other	4.41	4.76	8.42	5.90	13.60			5.90	9.75
Total net charge-off rate excluding purchased credit-impaired loans	4.62	3.03	3.34	4.92	5.12			3.98	4.50
Net charge-off rate — reported
Home equity	2.73	2.44	2.62	3.63	3.59			2.86	3.45
Prime mortgage	3.41	1.63	1.56	2.73	3.28			2.33	2.52
Subprime mortgage	9.90	4.57	5.98	9.41	9.49			7.47	8.16
Option ARMs	0.49	0.12	0.24	0.25	0.30			0.27	0.16
Other	4.41	4.76	8.42	5.90	13.60			5.90	9.75
Total net charge-off rate — reported	3.12	2.05	2.27	3.35	3.48			2.70	3.08

30+ day delinquency rate excluding purchased credit-impaired loans (c)	6.45	6.77	6.88	7.28	7.73			6.45	7.73
Allowance for loan losses	$14,659	$14,111	$14,127	$14,127	$12,752	4	15	$14,659	$12,752	15
Nonperforming assets (d) (e)	8,424	9,456	9,974	10,313	10,347	(11)	(19)	8,424	10,347	(19)
Allowance for loan losses to ending loans retained	6.57%	6.12%	5.93%	5.73%	5.06%			6.57%	5.06%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	6.47	7.25	7.01	6.76	6.55			6.47	6.55

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $4.9 billion, $2.8 billion, $2.8 billion, $2.8 billion and $1.6 billion was recorded for these loans at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, which has also been excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

(b)	Net charge-offs and net charge-off rates for the fourth quarter of 2010 include a one-time $632 million adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans. Excluding this adjustment, net charge-offs for the fourth quarter of 2010 were $725 million, $229 million, $182 million and $11 million for the home equity, prime mortgage, subprime mortgage and option ARM portfolios, respectively. Net charge-off rates excluding this adjustment and excluding purchased credit-impaired loans were 3.19%, 2.14%, 6.12% and 0.53% for the home equity, prime mortgage, subprime mortgage and option ARM portfolios, respectively. Loan balances used in the calculation of these net charge-off rates reflect the impact of this adjustment.

(c)	The delinquency rate for purchased credit-impaired loans was 28.20%, 28.07%, 27.91%, 28.49% and 27.79% at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(d)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing.

(e)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Banking & Other Consumer Lending.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT (a)
REVENUE
Credit card income	$928	$864	$908	$813	$931	7%	—%	$3,513	$3,612	(3)%
All other income (b)	(76)	(58)	(47)	(55)	(46)	(31)	(65)	(236)	(692)	66

Noninterest revenue	852	806	861	758	885	6	(4)	3,277	2,920	12
Net interest income	3,394	3,447	3,356	3,689	4,263	(2)	(20)	13,886	17,384	(20)

TOTAL NET REVENUE	4,246	4,253	4,217	4,447	5,148	—	(18)	17,163	20,304	(15)

Provision for credit losses	671	1,633	2,221	3,512	4,239	(59)	(84)	8,037	18,462	(56)

NONINTEREST EXPENSE
Compensation expense	318	316	327	330	336	1	(5)	1,291	1,376	(6)
Noncompensation expense	1,082	1,023	986	949	938	6	15	4,040	3,490	16
Amortization of intangibles	114	106	123	123	122	8	(7)	466	515	(10)

TOTAL NONINTEREST EXPENSE	1,514	1,445	1,436	1,402	1,396	5	8	5,797	5,381	8

Income/(loss) before income tax expense/(benefit)	2,061	1,175	560	(467)	(487)	75	NM	3,329	(3,539)	NM
Income tax expense/(benefit)	762	440	217	(164)	(181)	73	NM	1,255	(1,314)	NM

NET INCOME/(LOSS)	$1,299	$735	$343	$(303)	$(306)	77	NM	$2,074	$(2,225)	NM

Memo: Net securitization income/(loss)	NA	NA	NA	NA	$17	NM	NM	NA	$(474)	NM

FINANCIAL RATIOS (a)
ROE	34%	19%	9%	(8)%	(8)%			14%	(15)%
Overhead ratio	36	34	34	32	27			34	27
Percentage of average outstandings:
Net interest income	9.93	9.76	9.20	9.60	10.36			9.62	10.08
Provision for credit losses	1.96	4.63	6.09	9.14	10.30			5.57	10.71
Noninterest revenue	2.49	2.28	2.36	1.97	2.15			2.27	1.69
Risk adjusted margin (c)	10.46	7.42	5.47	2.43	2.21			6.32	1.07
Noninterest expense	4.43	4.09	3.94	3.65	3.39			4.02	3.12
Pretax income/(loss) (ROO) (d)	6.03	3.33	1.54	(1.22)	(1.18)			2.31	(2.05)
Net income/(loss)	3.80	2.08	0.94	(0.79)	(0.74)			1.44	(1.29)

BUSINESS METRICS
Sales volume (in billions)	$85.9	$79.6	$78.1	$69.4	$78.8	8	9	$313.0	$294.1	6
New accounts opened	3.4	2.7	2.7	2.5	3.2	26	6	11.3	10.2	11
Open accounts	90.7	89.0	88.9	88.9	93.3	2	(3)	90.7	93.3	(3)

Merchant acquiring business
Bank card volume (in billions)	$127.2	$117.0	$117.1	$108.0	$110.4	9	15	$469.3	$409.7	15
Total transactions (in billions)	5.6	5.2	5.0	4.7	4.9	8	14	20.5	18.0	14

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Includes the impact of revenue sharing agreements with other JPMorgan Chase business segments. For periods prior to January 1, 2010, net securitization income/(loss) is also included.

(c)	Represents total net revenue less provision for credit losses.

(d)	Pretax return on average managed outstandings.

NA: Not applicable.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$137,676	$136,436	$142,994	$149,260	$78,786	1%	75%	$137,676	$78,786	75%
Securitized loans (a)	NA	NA	NA	NA	84,626	NM	NM	NA	84,626	NM

Total loans	137,676	136,436	142,994	149,260	163,412	1	(16)	137,676	163,412	(16)

Equity	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—

SELECTED BALANCE SHEET DATA (Average)
Managed assets	138,443	141,029	146,816	156,968	184,535	(2)	(25)	145,750	192,749	(24)
Loans:
Loans on balance sheets	135,585	140,059	146,302	155,790	77,759	(3)	74	144,367	87,029	66
Securitized loans (a)	NA	NA	NA	NA	85,452	NM	NM	NA	85,378	NM

Total average loans	135,585	140,059	146,302	155,790	163,211	(3)	(17)	144,367	172,407	(16)

Equity	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—

Headcount	20,739	21,398	21,529	22,478	22,676	(3)	(9)	20,739	22,676	(9)

CREDIT QUALITY STATISTICS (a)
Net charge-offs	$2,671	$3,133	$3,721	$4,512	$3,839	(15)	(30)	$14,037	$16,077	(13)
Net charge-off rate (b)(c)	7.85%	8.87%	10.20%	11.75%	9.33%			9.73%	9.33%

Delinquency rates
30+ day (c)	4.07	4.57	4.96	5.62	6.28			4.07	6.28
90+ day (c)	2.22	2.41	2.76	3.15	3.59			2.22	3.59

Allowance for loan losses (d)	$11,034	$13,029	$14,524	$16,032	$9,672	(15)	14	$11,034	$9,672	14
Allowance for loan losses to period-end loans (d) (e) (f)	8.14%	9.55%	10.16%	10.74%	12.28%			8.14%	12.28%

KEY STATS — WASHINGTON MUTUAL ONLY
Loans	$13,733	$14,504	$15,615	$17,204	$19,653	(5)	(30)	$13,733	$19,653	(30)
Average loans	14,092	15,126	16,455	18,607	20,377	(7)	(31)	16,055	23,642	(32)
Net interest income (g)	16.59%	16.27%	14.97%	15.06%	17.12%			15.66%	17.11%
Risk adjusted margin (g) (h)	12.22	12.90	15.43	2.47	(0.66)			10.42	(0.93)
Net charge-off rate (i)	14.20	15.58	19.53	24.14	20.49			18.73	18.79
30+ day delinquency rate (i)	7.74	8.29	8.86	10.49	12.72			7.74	12.72
90+ day delinquency rate (i)	4.40	4.54	5.17	6.32	7.76			4.40	7.76

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Loans	$123,943	$121,932	$127,379	$132,056	$143,759	2	(14)	$123,943	$143,759	(14)
Average loans	121,493	124,933	129,847	137,183	142,834	(3)	(15)	128,312	148,765	(14)
Net interest income (g)	9.16%	8.98%	8.47%	8.86%	9.40%			8.86%	8.97%
Risk adjusted margin (g) (h)	10.26	6.76	4.21	2.43	2.62			5.81	1.39
Net charge-off rate	7.08	8.06	9.02	10.54	8.64			8.72	8.45
30+ day delinquency rate	3.66	4.13	4.48	4.99	5.52			3.66	5.52
90+ day delinquency rate	1.98	2.16	2.47	2.74	3.13			1.98	3.13

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Total average loans includes loans held-for-sale of $586 million for the quarter ended December 31, 2010, and $148 million for full year 2010. These amounts are excluded when calculating the net charge-off rate. The net charge off rate including loans held-for-sale, which is a non-GAAP financial measure, would have been 7.82% for the quarter ended December 31, 2010 and 9.72% for the full year 2010.

(c)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust (“WMMT”) in the second quarter of 2009. The net charge-off rate for the quarters ended December 31, 2010, September 30, 2010 and June 30, 2010, and delinquency rates as of December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010 were not affected.

(d)	Based on loans on the Consolidated Balance Sheets.

(e)	Includes $1.0 billion of loans at December 31, 2009, held by the WMMT, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009. Excluding these loans, the allowance for loan losses to period-end loans would have been 12.43%.

(f)	Total period-end loans includes loans held-for-sale of $2.2 billion at December 31, 2010. No allowance for loan losses was recorded for these loans as of December 31, 2010. The held-for-sale loans are excluded when calculating the allowance for loan losses to period-end loans. The allowance for loan losses to period-end loans including the loans held-for-sale, which is a non-GAAP financial measure, would have been 8.01%.

(g)	As a percentage of average managed outstandings.

(h)	Represents total net revenue less provision for credit losses.

(i)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the WMMT in the second quarter of 2009.

NA: Not applicable.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT DATA
Credit card income
Reported	$928	$864	$908	$813	$1,306	7%	(29)%	$3,513	$5,106	(31)%
Securitization adjustments (a)	NA	NA	NA	NA	(375)	NM	NM	NA	(1,494)	NM

Managed credit card income	$928	$864	$908	$813	$931	7	—	$3,513	$3,612	(3)

Net interest income
Reported	$3,394	$3,447	$3,356	$3,689	$2,271	(2)	49	$13,886	$9,447	47
Securitization adjustments (a)	NA	NA	NA	NA	1,992	NM	NM	NA	7,937	NM

Managed net interest income	$3,394	$3,447	$3,356	$3,689	$4,263	(2)	(20)	$13,886	$17,384	(20)

Total net revenue
Reported	$4,246	$4,253	$4,217	$4,447	$3,531	—	20	$17,163	$13,861	24
Securitization adjustments (a)	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM

Managed total net revenue	$4,246	$4,253	$4,217	$4,447	$5,148	—	(18)	$17,163	$20,304	(15)

Provision for credit losses
Reported	$671	$1,633	$2,221	$3,512	$2,622	(59)	(74)	$8,037	$12,019	(33)
Securitization adjustments (a)	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM

Managed provision for credit losses	$671	$1,633	$2,221	$3,512	$4,239	(59)	(84)	$8,037	$18,462	(56)

BALANCE SHEETS — AVERAGE BALANCES
Total average assets
Reported	$138,443	$141,029	$146,816	$156,968	$102,748	(2)	35	$145,750	$110,516	32
Securitization adjustments (a)	NA	NA	NA	NA	81,787	NM	NM	NA	82,233	NM

Managed average assets	$138,443	$141,029	$146,816	$156,968	$184,535	(2)	(25)	$145,750	$192,749	(24)

CREDIT QUALITY STATISTICS
Net charge-offs
Reported	$2,671	$3,133	$3,721	$4,512	$2,222	(15)	20	$14,037	$9,634	46
Securitization adjustments (a)	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM

Managed net charge-offs	$2,671	$3,133	$3,721	$4,512	$3,839	(15)	(30)	$14,037	$16,077	(13)

Net charge-off rates
Reported	7.85%	8.87%	10.20%	11.75%	11.34%			9.73%	11.07%
Securitized (a)	NA	NA	NA	NA	7.51			NA	7.55
Managed net charge-off rate	7.85	8.87	10.20	11.75	9.33			9.73	9.33

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

NA: Not applicable.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$273	$269	$280	$277	$279	1%	(2)%	$1,099	$1,081	2%
Asset management, administration and commissions	35	36	36	37	35	(3)	—	144	140	3
All other income (a)	299	242	230	186	149	24	101	957	596	61

Noninterest revenue	607	547	546	500	463	11	31	2,200	1,817	21
Net interest income	1,004	980	940	916	943	2	6	3,840	3,903	(2)

TOTAL NET REVENUE (b)	1,611	1,527	1,486	1,416	1,406	6	15	6,040	5,720	6

Provision for credit losses	152	166	(235)	214	494	(8)	(69)	297	1,454	(80)

NONINTEREST EXPENSE
Compensation expense	208	210	196	206	183	(1)	14	820	776	6
Noncompensation expense	342	341	337	324	351	—	(3)	1,344	1,359	(1)
Amortization of intangibles	8	9	9	9	9	(11)	(11)	35	41	(15)

TOTAL NONINTEREST EXPENSE	558	560	542	539	543	—	3	2,199	2,176	1

Income before income tax expense	901	801	1,179	663	369	12	144	3,544	2,090	70
Income tax expense	371	330	486	273	145	12	156	1,460	819	78

NET INCOME	$530	$471	$693	$390	$224	13	137	$2,084	$1,271	64

Revenue by product:
Lending	$749	$693	$649	$658	$639	8	17	$2,749	$2,663	3
Treasury services	659	670	665	638	645	(2)	2	2,632	2,642	—
Investment banking	126	120	115	105	108	5	17	466	394	18
Other	77	44	57	15	14	75	450	193	21	NM

Total Commercial Banking revenue	$1,611	$1,527	$1,486	$1,416	$1,406	6	15	$6,040	$5,720	6

IB revenue, gross (c)	$347	$344	$333	$311	$328	1	6	$1,335	$1,163	15

Revenue by client segment:
Middle Market Banking	$781	$766	$767	$746	$760	2	3	$3,060	$3,055	—
Commercial Term Lending	301	256	237	229	191	18	58	1,023	875	17
Mid-Corporate Banking	302	304	285	263	277	(1)	9	1,154	1,102	5
Real Estate Banking	117	118	125	100	100	(1)	17	460	461	—
Other	110	83	72	78	78	33	41	343	227	51

Total Commercial Banking revenue	$1,611	$1,527	$1,486	$1,416	$1,406	6	15	$6,040	$5,720	6

FINANCIAL RATIOS
ROE	26%	23%	35%	20%	11%			26%	16%
Overhead ratio	35	37	36	38	39			36	38

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card fee revenue is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities as well as tax-exempt income from municipal bond activity of $85 million, $59 million, $49 million, $45 million and $53 million for quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $238 million and $170 million for full year 2010 and 2009, respectively.

(c)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$97,900	$97,738	$95,090	$95,435	$97,108	—%	1%	$97,900	$97,108	1%
Loans held-for-sale and loans at fair value	1,018	399	446	294	324	155	214	1,018	324	214

Total loans	98,918	98,137	95,536	95,729	97,432	1	2	98,918	97,432	2
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$138,041	$130,237	$133,309	$133,013	$129,948	6	6	$133,654	$135,408	(1)
Loans:
Loans retained	97,823	96,657	95,521	96,317	99,794	1	(2)	96,584	106,421	(9)
Loans held-for-sale and loans at fair value	612	384	391	297	386	59	59	422	317	33

Total loans	98,435	97,041	95,912	96,614	100,180	1	(2)	97,006	106,738	(9)
Liability balances	147,534	137,853	136,770	133,142	122,471	7	20	138,862	113,152	23
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

Average loans by client segment:
Middle Market Banking	$36,561	$35,299	$34,424	$33,919	$34,794	4	5	$35,059	$37,459	(6)
Commercial Term Lending	38,358	37,509	35,956	36,057	36,507	2	5	36,978	36,806	—
Mid-Corporate Banking	11,771	11,807	11,875	12,258	13,510	—	(13)	11,926	15,951	(25)
Real Estate Banking	8,169	8,983	9,814	10,438	11,133	(9)	(27)	9,344	12,066	(23)
Other	3,576	3,443	3,843	3,942	4,236	4	(16)	3,699	4,456	(17)

Total Commercial Banking loans	$98,435	$97,041	$95,912	$96,614	$100,180	1	(2)	$97,006	$106,738	(9)

Headcount	4,881	4,805	4,808	4,701	4,151	2	18	4,881	4,151	18

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$286	$218	$176	$229	$483	31	(41)	$909	$1,089	(17)
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (a)	1,964	2,898	3,036	2,947	2,764	(32)	(29)	1,964	2,764	(29)
Nonperforming loans held-for-sale and loans at fair value	36	48	41	49	37	(25)	(3)	36	37	(3)

Total nonperforming loans	2,000	2,946	3,077	2,996	2,801	(32)	(29)	2,000	2,801	(29)

Assets acquired in loan satisfactions	197	281	208	190	188	(30)	5	197	188	5

Total nonperforming assets	2,197	3,227	3,285	3,186	2,989	(32)	(26)	2,197	2,989	(26)
Allowance for credit losses:
Allowance for loan losses	2,552	2,661	2,686	3,007	3,025	(4)	(16)	2,552	3,025	(16)
Allowance for lending-related commitments	209	241	267	359	349	(13)	(40)	209	349	(40)

Total allowance for credit losses	2,761	2,902	2,953	3,366	3,374	(5)	(18)	2,761	3,374	(18)

Net charge-off rate	1.16%	0.89%	0.74%	0.96%	1.92%			0.94%	1.02%
Allowance for loan losses to period-end loans retained	2.61	2.72	2.82	3.15	3.12			2.61	3.12
Allowance for loan losses to average loans retained	2.61	2.75	2.81	3.12	3.03			2.64	2.84
Allowance for loan losses to nonperforming loans retained	130	92	88	102	109			130	109
Nonperforming loans to total period-end loans	2.02	3.00	3.22	3.13	2.87			2.02	2.87
Nonperforming loans to total average loans	2.03	3.04	3.21	3.10	2.80			2.06	2.62

(a)	Allowance for loan losses of $340 million, $535 million, $586 million, $612 million and $581 million were held against nonperforming loans retained at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$314	$318	$313	$311	$330	(1)%	(5)%	$1,256	$1,285	(2)%
Asset management, administration and commissions	689	644	705	659	675	7	2	2,697	2,631	3
All other income	209	210	209	176	212	—	(1)	804	831	(3)

Noninterest revenue	1,212	1,172	1,227	1,146	1,217	3	—	4,757	4,747	—
Net interest income	701	659	654	610	618	6	13	2,624	2,597	1

TOTAL NET REVENUE	1,913	1,831	1,881	1,756	1,835	4	4	7,381	7,344	1

Provision for credit losses	10	(2)	(16)	(39)	53	NM	(81)	(47)	55	NM
Credit reimbursement to IB (a)	(30)	(31)	(30)	(30)	(30)	3	—	(121)	(121)	—

NONINTEREST EXPENSE
Compensation expense	679	701	697	657	668	(3)	2	2,734	2,544	7
Noncompensation expense	763	693	684	650	704	10	8	2,790	2,658	5
Amortization of intangibles	28	16	18	18	19	75	47	80	76	5

TOTAL NONINTEREST EXPENSE	1,470	1,410	1,399	1,325	1,391	4	6	5,604	5,278	6

Income before income tax expense	403	392	468	440	361	3	12	1,703	1,890	(10)
Income tax expense	146	141	176	161	124	4	18	624	664	(6)

NET INCOME	$257	$251	$292	$279	$237	2	8	$1,079	$1,226	(12)

REVENUE BY BUSINESS
Treasury Services	$953	$937	$926	$882	$918	2	4	$3,698	$3,702	—
Worldwide Securities Services	960	894	955	874	917	7	5	3,683	3,642	1

TOTAL NET REVENUE	$1,913	$1,831	$1,881	$1,756	$1,835	4	4	$7,381	$7,344	1

FINANCIAL RATIOS
ROE	16%	15%	18%	17%	19%			17%	25%
Overhead ratio	77	77	74	75	76			76	72
Pretax margin ratio	21	21	25	25	20			23	26

SELECTED BALANCE SHEET DATA (Period-end)
Loans (b)	$27,168	$26,899	$24,513	$24,066	$18,972	1	43	$27,168	$18,972	43
Equity	6,500	6,500	6,500	6,500	5,000	—	30	6,500	5,000	30

SELECTED BALANCE SHEET DATA (Average)
Total assets	$46,301	$42,445	$42,868	$38,273	$36,589	9	27	$42,494	$35,963	18
Loans (b)	26,941	24,337	22,137	19,578	18,888	11	43	23,271	18,397	26
Liability balances	256,661	242,517	246,690	247,905	250,695	6	2	248,451	248,095	—
Equity	6,500	6,500	6,500	6,500	5,000	—	30	6,500	5,000	30

Headcount	29,073	28,544	27,943	27,223	26,609	2	9	29,073	26,609	9

(a)	IB credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

     TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
TSS FIRMWIDE DISCLOSURES
TS revenue — reported	$953	$937	$926	$882	$918	2%	4%	$3,698	$3,702	—%
TS revenue reported in CB	659	670	665	638	645	(2)	2	2,632	2,642	—
TS revenue reported in other lines of business	65	64	62	56	57	2	14	247	245	1

TS firmwide revenue (a)	1,677	1,671	1,653	1,576	1,620	—	4	6,577	6,589	—
Worldwide Securities Services revenue	960	894	955	874	917	7	5	3,683	3,642	1

TSS firmwide revenue (a)	$2,637	$2,565	$2,608	$2,450	$2,537	3	4	$10,260	$10,231	—

TS firmwide liability balances (average) (b)	$320,745	$302,921	$303,224	$305,105	$289,024	6	11	$308,028	$274,472	12
TSS firmwide liability balances (average) (b)	404,195	380,370	383,460	381,047	373,166	6	8	387,313	361,247	7

TSS FIRMWIDE FINANCIAL RATIOS
TS firmwide overhead ratio (c)	54%	55%	54%	55%	54%			55%	53%
TSS firmwide overhead ratio (c)	66	65	64	65	66			65	62

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$16,120	$15,863	$14,857	$15,283	$14,885	2	8	$16,120	$14,885	8
Number of:
US$ ACH transactions originated	995	978	970	949	975	2	2	3,892	3,896	—
Total US$ clearing volume (in thousands)	32,144	30,779	30,531	28,669	29,493	4	9	122,123	113,476	8
International electronic funds transfer volume (in thousands) (d)	60,882	57,333	58,484	55,754	53,354	6	14	232,453	193,348	20
Wholesale check volume	525	531	526	478	514	(1)	2	2,060	2,184	(6)
Wholesale cards issued (in thousands) (e)	29,785	28,404	28,066	27,352	27,138	5	10	29,785	27,138	10

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$1	$—	$—	$—	NM	—	$1	$19	(95)
Nonperforming loans	12	14	14	14	14	(14)	(14)	12	14	(14)
Allowance for credit losses:
Allowance for loan losses	65	54	48	57	88	20	(26)	65	88	(26)
Allowance for lending-related commitments	51	52	68	76	84	(2)	(39)	51	84	(39)

Total allowance for credit losses	116	106	116	133	172	9	(33)	116	172	(33)

Net charge-offs rate	—%	0.02%	—%	—%	—%			—%	0.10%
Allowance for loan losses to period-end loans	0.24	0.20	0.20	0.24	0.46			0.24	0.46
Allowance for loan losses to average loans	0.24	0.22	0.22	0.29	0.47			0.28	0.48
Allowance for loan losses to nonperforming loans	NM	386	343	407	NM			NM	NM
Nonperforming loans to period-end loans	0.04	0.05	0.06	0.06	0.07			0.04	0.07
Nonperforming loans to average loans	0.04	0.06	0.06	0.07	0.07			0.05	0.08

(a)	TSS firmwide revenue includes foreign exchange (“FX”) revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. The total FX revenue generated was $181 million, $143 million, $175 million, $137 million, and $162 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $636 million and $661 million for full year 2010 and 2009, respectively.

(b)	Firmwide liability balances include liability balances recorded in CB.

(c)	Overhead ratios have been calculated based on firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(e)	Wholesale cards issued and outstanding include U.S. domestic commercial, stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,846	$1,498	$1,522	$1,508	$1,632	23%	13%	$6,374	$5,621	13%
All other income	386	282	177	266	191	37	102	1,111	751	48

Noninterest revenue	2,232	1,780	1,699	1,774	1,823	25	22	7,485	6,372	17
Net interest income	381	392	369	357	372	(3)	2	1,499	1,593	(6)

TOTAL NET REVENUE	2,613	2,172	2,068	2,131	2,195	20	19	8,984	7,965	13

Provision for credit losses	23	23	5	35	58	—	(60)	86	188	(54)

NONINTEREST EXPENSE
Compensation expense	1,078	914	861	910	907	18	19	3,763	3,375	11
Noncompensation expense	679	557	527	514	543	22	25	2,277	2,021	13
Amortization of intangibles	20	17	17	18	20	18	—	72	77	(6)

TOTAL NONINTEREST EXPENSE	1,777	1,488	1,405	1,442	1,470	19	21	6,112	5,473	12

Income before income tax expense	813	661	658	654	667	23	22	2,786	2,304	21
Income tax expense	306	241	267	262	243	27	26	1,076	874	23

NET INCOME	$507	$420	$391	$392	$424	21	20	$1,710	$1,430	20

REVENUE BY CLIENT SEGMENT
Private Banking (a)	$1,376	$1,181	$1,153	$1,150	$1,166	17	18	$4,860	$4,320	13
Institutional	675	506	455	544	584	33	16	2,180	2,065	6
Retail	562	485	460	437	445	16	26	1,944	1,580	23

TOTAL NET REVENUE	$2,613	$2,172	$2,068	$2,131	$2,195	20	19	$8,984	$7,965	13

FINANCIAL RATIOS
ROE	31%	26%	24%	24%	24%			26%	20%
Overhead ratio	68	69	68	68	67			68	69
Pretax margin ratio	31	30	32	31	30			31	29

SELECTED BALANCE SHEET DATA (Period-end)
Loans	$44,084	$41,408	$38,744	$37,088	$37,755	6	17	$44,084	$37,755	17
Equity	6,500	6,500	6,500	6,500	7,000	—	(7)	6,500	7,000	(7)

SELECTED BALANCE SHEET DATA (Average)
Total assets	$69,290	$64,911	$63,426	$62,525	$63,036	7	10	$65,056	$60,249	8
Loans	42,296	39,417	37,407	36,602	36,137	7	17	38,948	34,963	11
Deposits	89,314	87,841	86,453	80,662	77,352	2	15	86,096	77,005	12
Equity	6,500	6,500	6,500	6,500	7,000	—	(7)	6,500	7,000	(7)

Headcount	16,918	16,510	16,019	15,321	15,136	2	12	16,918	15,136	12

(a)	Private Banking is a combination of the previously disclosed client segments: Private Bank, Private Wealth Management and JPMorgan Securities.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
BUSINESS METRICS
Number of:
Client advisors	2,245	2,209	2,055	1,987	1,934	2%	16%	2,245	1,934	16%
Retirement planning services participants (in thousands)	1,580	1,665	1,653	1,651	1,628	(5)	(3)	1,580	1,628	(3)
JPMorgan Securities brokers (a)	415	419	402	390	376	(1)	10	415	376	10
% of customer assets in 4 & 5 Star Funds (b)	49%	42%	43%	43%	42%	17	17	49%	42%	17
% of AUM in 1st and 2nd quartiles: (c)
1 year	67%	67%	58%	55%	57%	—	18	67%	57%	18
3 years	72%	65%	67%	67%	62%	11	16	72%	62%	16
5 years	80%	74%	78%	77%	74%	8	8	80%	74%	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$8	$13	$27	$28	$35	(38)	(77)	$76	$117	(35)
Nonperforming loans	375	294	309	475	580	28	(35)	375	580	(35)
Allowance for credit losses:
Allowance for loan losses	267	257	250	261	269	4	(1)	267	269	(1)
Allowance for lending-related commitments	4	3	3	13	9	33	(56)	4	9	(56)

Total allowance for credit losses	271	260	253	274	278	4	(3)	271	278	(3)
Net charge-off rate	0.08%	0.13%	0.29%	0.31%	0.38%			0.20%	0.33%
Allowance for loan losses to period-end loans	0.61	0.62	0.65	0.70	0.71			0.61	0.71
Allowance for loan losses to average loans	0.63	0.65	0.67	0.71	0.74			0.69	0.77
Allowance for loan losses to nonperforming loans	71	87	81	55	46			71	46
Nonperforming loans to period-end loans	0.85	0.71	0.80	1.28	1.54			0.85	1.54
Nonperforming loans to average loans	0.89	0.75	0.83	1.30	1.61			0.96	1.66

(a)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						December 31, 2010
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
ASSETS UNDER SUPERVISION (a)	2010	2010	2010	2010	2009	2010	2009
Assets by asset class
Liquidity	$497	$521	$489	$521	$591	(5)%	(16)%
Fixed income	289	277	259	246	226	4	28
Equities and multi-asset	404	362	322	355	339	12	19
Alternatives	108	97	91	97	93	11	16

TOTAL ASSETS UNDER MANAGEMENT	1,298	1,257	1,161	1,219	1,249	3	4
Custody/brokerage/administration/deposits	542	513	479	488	452	6	20

TOTAL ASSETS UNDER SUPERVISION	$1,840	$1,770	$1,640	$1,707	$1,701	4	8

Assets by client segment
Private Banking (b)	$284	$276	$258	$268	$270	3	5
Institutional	686	677	634	669	709	1	(3)
Retail	328	304	269	282	270	8	21

TOTAL ASSETS UNDER MANAGEMENT	$1,298	$1,257	$1,161	$1,219	$1,249	3	4

Private Banking (b)	$731	$698	$653	$666	$636	5	15
Institutional	687	678	636	670	710	1	(3)
Retail	422	394	351	371	355	7	19

TOTAL ASSETS UNDER SUPERVISION	$1,840	$1,770	$1,640	$1,707	$1,701	4	8

Assets by geographic region
U.S./Canada	$862	$852	$791	$815	$837	1	3
International	436	405	370	404	412	8	6

TOTAL ASSETS UNDER MANAGEMENT	$1,298	$1,257	$1,161	$1,219	$1,249	3	4

U.S./Canada	$1,271	$1,237	$1,151	$1,189	$1,182	3	8
International	569	533	489	518	519	7	10

TOTAL ASSETS UNDER SUPERVISION	$1,840	$1,770	$1,640	$1,707	$1,701	4	8

Mutual fund assets by asset class
Liquidity	$446	$466	$440	$470	$539	(4)	(17)
Fixed income	92	88	79	76	67	5	37
Equities and multi-asset	169	151	133	150	143	12	18
Alternatives	7	7	8	9	9	—	(22)

TOTAL MUTUAL FUND ASSETS	$714	$712	$660	$705	$758	—	(6)

(a)	Excludes assets under management of American Century Companies, Inc. in which the Firm has a 41% ownership in the fourth and third quarters of 2010, and 42% in all other prior periods presented.

(b)	Private Banking is a combination of the previously disclosed client segments: Private Bank, Private Wealth Management and JPMorgan Securities.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					FULL YEAR
	4Q10	3Q10	2Q10	1Q10	4Q09	2010	2009
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,257	$1,161	$1,219	$1,249	$1,259	$1,249	$1,133
Net asset flows:
Liquidity	(25)	27	(29)	(62)	(44)	(89)	(23)
Fixed income	10	12	12	16	12	50	34
Equities, multi-asset and alternatives	13	(1)	1	6	8	19	17
Market/performance/other impacts	43	58	(42)	10	14	69	88

TOTAL ASSETS UNDER MANAGEMENT	$1,298	$1,257	$1,161	$1,219	$1,249	$1,298	$1,249

Assets under supervision rollforward
Beginning balance	$1,770	$1,640	$1,707	$1,701	$1,670	$1,701	$1,496
Net asset flows	1	41	(4)	(10)	(11)	28	50
Market/performance/other impacts	69	89	(63)	16	42	111	155

TOTAL ASSETS UNDER SUPERVISION	$1,840	$1,770	$1,640	$1,707	$1,701	$1,840	$1,701

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Principal transactions	$587	$1,143	$(69)	$547	$715	(49)%	(18)%	$2,208	$1,574	40%
Securities gains	1,199	99	990	610	378	NM	217	2,898	1,139	154
All other income	(24)	(29)	182	124	13	17	NM	253	58	336

Noninterest revenue	1,762	1,213	1,103	1,281	1,106	45	59	5,359	2,771	93
Net interest income	(131)	371	747	1,076	978	NM	NM	2,063	3,863	(47)

TOTAL NET REVENUE (a)	1,631	1,584	1,850	2,357	2,084	3	(22)	7,422	6,634	12

Provision for credit losses	2	(3)	(2)	17	9	NM	(78)	14	80	(83)

NONINTEREST EXPENSE
Compensation expense	538	574	770	475	747	(6)	(28)	2,357	2,811	(16)
Noncompensation expense (b)	2,352	1,927	1,468	3,041	1,058	22	122	8,788	3,597	144
Merger costs	—	—	—	—	30	—	NM	—	481	NM

Subtotal	2,890	2,501	2,238	3,516	1,835	16	57	11,145	6,889	62
Net expense allocated to other businesses	(1,191)	(1,227)	(1,192)	(1,180)	(1,219)	3	2	(4,790)	(4,994)	4

TOTAL NONINTEREST EXPENSE	1,699	1,274	1,046	2,336	616	33	176	6,355	1,895	235

Income/(loss) before income tax expense/(benefit) and extraordinary gain	(70)	313	806	4	1,459	NM	NM	1,053	4,659	(77)

Income tax expense/(benefit) (c)	(99)	(35)	153	(224)	262	(183)	NM	(205)	1,705	NM

Income before extraordinary gain	29	348	653	228	1,197	(92)	(98)	1,258	2,954	(57)
Extraordinary gain (d)	—	—	—	—	—	—	—	—	76	NM

NET INCOME	$29	$348	$653	$228	$1,197	(92)	(98)	$1,258	$3,030	(58)

MEMO:
TOTAL NET REVENUE
Private equity	$355	$721	$48	$115	$296	(51)	20	$1,239	$18	NM
Corporate	1,276	863	1,802	2,242	1,788	48	(29)	6,183	6,616	(7)

TOTAL NET REVENUE	$1,631	$1,584	$1,850	$2,357	$2,084	3	(22)	$7,422	$6,634	12

NET INCOME/(LOSS)
Private equity	$178	$344	$11	$55	$141	(48)	26	$588	$(78)	NM
Corporate (e)	(149)	4	642	173	1,056	NM	NM	670	3,108	(78)

TOTAL NET INCOME/(LOSS)	$29	$348	$653	$228	$1,197	(92)	(98)	$1,258	$3,030	(58)

Headcount	20,030	19,756	19,482	19,307	20,119	1	—	20,030	20,119	—

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $63 million, $58 million, $57 million, $48 million and $41 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and $226 million and $151 million for full year 2010 and 2009, respectively.

(b)	Includes litigation expense of $1.5 billion, $1.3 billion, $0.7 billion and $2.3 billion for the quarters ending December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $5.7 billion and a net benefit of $0.3 billion for full year 2010 and 2009, respectively.

(c)	Income tax expense in the third quarter of 2010, first quarter of 2010 and fourth quarter of 2009 included tax benefits recognized upon the resolution of tax audits.

(d)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(e)	The 2009 periods included merger costs and the extraordinary gain related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including merger costs, asset management liquidation costs and JPMorgan Securities broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$1,199	$99	$989	$610	$378	NM %	217%	$2,897	$1,147	153%
Investment securities portfolio (average)	322,218	321,428	320,578	330,584	353,224	—	(9)	323,673	324,037	—
Investment securities portfolio (ending)	310,801	334,140	305,288	337,442	340,163	(7)	(9)	310,801	340,163	(9)
Mortgage loans (average)	10,117	9,174	8,539	8,162	7,794	10	30	9,004	7,427	21
Mortgage loans (ending)	10,739	9,550	8,900	8,368	8,023	12	34	10,739	8,023	34

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$1,039	$179	$78	$113	$12	480	NM	$1,409	$109	NM
Unrealized gains/(losses) (b)	(781)	561	(7)	(75)	224	NM	NM	(302)	(81)	(273)

Total direct investments	258	740	71	38	236	(65)	9	1,107	28	NM
Third-party fund investments	129	10	4	98	37	NM	249	241	(82)	NM

Total private equity gains/(losses) (c)	$387	$750	$75	$136	$273	(48)	42	$1,348	$(54)	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$875	$1,152	$873	$890	$762	(24)	15
Cost	732	985	901	793	743	(26)	(1)
Quoted public value	935	1,249	974	982	791	(25)	18
Privately-held direct securities
Carrying value	5,882	6,388	5,464	4,782	5,104	(8)	15
Cost	6,887	6,646	6,507	5,795	5,959	4	16
Third-party fund investments (d)
Carrying value	1,980	1,814	1,782	1,603	1,459	9	36
Cost	2,404	2,356	2,315	2,134	2,079	2	16

Total private equity portfolio — Carrying value	$8,737	$9,354	$8,119	$7,275	$7,325	(7)	19

Total private equity portfolio — Cost	$10,023	$9,987	$9,723	$8,722	$8,781	—	14

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $1.0 billion, $1.1 billion, $1.2 billion, $1.4 billion and $1.5 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						December 31, 2010
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2010	2010	2010	2010	2009	2010	2009
CREDIT EXPOSURE
WHOLESALE (a)
Loans retained (b)	$222,510	$217,582	$212,987	$210,211	$200,077	2%	11%
Loans held-for-sale and loans at fair value	5,123	3,015	3,839	4,079	4,098	70	25

TOTAL WHOLESALE LOANS — REPORTED	227,633	220,597	216,826	214,290	204,175	3	11
CONSUMER (c)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	88,385	91,728	94,761	97,642	101,425	(4)	(13)
Prime mortgage (b)	66,424	65,790	66,429	68,210	66,892	1	(1)
Subprime mortgage (b)	11,287	12,009	12,597	13,219	12,526	(6)	(10)
Option ARMs (b)	8,115	8,415	8,594	8,644	8,536	(4)	(5)

Total home loan portfolio — excluding purchased credit-impaired loans	174,211	177,942	182,381	187,715	189,379	(2)	(8)
Home loan portfolio — purchased credit-impaired loans: (d)
Home equity	24,459	24,982	25,471	26,012	26,520	(2)	(8)
Prime mortgage	17,322	17,904	18,512	19,203	19,693	(3)	(12)
Subprime mortgage	5,398	5,496	5,662	5,848	5,993	(2)	(10)
Option ARMs	25,584	26,370	27,256	28,260	29,039	(3)	(12)

Total home loan portfolio — purchased credit-impaired loans	72,763	74,752	76,901	79,323	81,245	(3)	(10)
Other consumer:
Auto (b)	48,367	48,186	47,548	47,381	46,031	—	5
Credit card — retained:
Loans excluding those held by the WaMu Master Trust (b)	135,524	136,436	142,994	149,260	77,784	(1)	74
Loans held by the WaMu Master Trust (e)	—	—	—	—	1,002	—	NM

Total credit card — retained	135,524	136,436	142,994	149,260	78,786	(1)	72
Other loans (b)	32,123	32,151	32,399	32,951	31,700	—	1

Loans retained	462,988	469,467	482,223	496,630	427,141	(1)	8
Loans held-for-sale (f)	2,306	467	434	2,879	2,142	394	8

TOTAL CONSUMER LOANS — REPORTED	465,294	469,934	482,657	499,509	429,283	(1)	8

TOTAL LOANS — REPORTED	692,927	690,531	699,483	713,799	633,458	—	9
Credit card — securitized (b)	NA	NA	NA	NA	84,626	NM	NM

TOTAL MANAGED LOANS (b)	692,927	690,531	699,483	713,799	718,084	—	(4)
Derivative receivables	80,481	97,293	80,215	79,416	80,210	(17)	—
Receivables from customers (g)	32,541	25,274	22,966	16,314	15,745	29	107
Interests in purchased receivables (b)	625	751	1,836	2,579	2,927	(17)	(79)

TOTAL CREDIT-RELATED ASSETS	806,574	813,849	804,500	812,108	816,966	(1)	(1)
Wholesale lending-related commitments (b)	346,079	338,612	324,552	326,921	347,155	2	—

TOTAL	$1,152,653	$1,152,461	$1,129,052	$1,139,029	$1,164,121	—	(1)

Memo: Total by category
Total wholesale exposure (h)	$687,359	$682,527	$646,395	$639,520	$650,212	1	6
Total consumer loans (i)	465,294	469,934	482,657	499,509	513,909	(1)	(9)

Total	$1,152,653	$1,152,461	$1,129,052	$1,139,029	$1,164,121	—	(1)

(a)	Includes IB, CB, TSS, AM and Corporate/Private Equity.

(b)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(c)	Includes RFS, CS and Corporate/Private Equity.

(d)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the underlying loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(e)	Represents the remaining balance of loans measured at fair value within the WMMT that were consolidated onto the Firm’s balance sheet during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009.

(f)	Included loans for credit card of $2.2 billion at December 31, 2010, for prime mortgage of $154 million, $428 million, $185 million, $558 million and $450 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and for other (largely student loans) of zero, $39 million, $249 million, $2.3 billion and $1.7 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(g)	Represents margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(h)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(i)	Represents total consumer loans and excludes consumer lending-related commitments.
NA: Not applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						December 31, 2010
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2010	2010	2010	2010	2009	2010	2009
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans retained	$5,510	$5,231	$5,285	$5,895	$6,559	5%	(16)%
Loans held-for-sale and loans at fair value	496	409	375	331	345	21	44

TOTAL WHOLESALE LOANS	6,006	5,640	5,660	6,226	6,904	6	(13)

CONSUMER LOANS
Home loan portfolio:
Home equity	1,263	1,251	1,211	1,427	1,665	1	(24)
Prime mortgage	3,905	4,420	4,653	4,579	4,355	(12)	(10)
Subprime mortgage	2,210	2,649	3,115	3,331	3,248	(17)	(32)
Option ARMs	415	437	409	348	312	(5)	33

Total home loan portfolio	7,793	8,757	9,388	9,685	9,580	(11)	(19)
Auto loans	141	145	155	174	177	(3)	(20)
Credit card — reported	2	2	3	3	3	—	(33)
Other loans	899	959	973	962	900	(6)	—

TOTAL CONSUMER LOANS (a)(b)	8,835	9,863	10,519	10,824	10,660	(10)	(17)

TOTAL NONPERFORMING LOANS REPORTED (c)	14,841	15,503	16,179	17,050	17,564	(4)	(16)

Derivative receivables	34	255	315	363	529	(87)	(94)
Assets acquired in loan satisfactions	1,682	1,898	1,662	1,606	1,648	(11)	2

TOTAL NONPERFORMING ASSETS (a)	$16,557	$17,656	$18,156	$19,019	$19,741	(6)	(16)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	2.14%	2.25%	2.31%	2.39%	2.77%

NONPERFORMING ASSETS BY LOB
Investment Bank	$3,770	$2,789	$2,726	$3,289	$4,236	35	(11)
Retail Financial Services (b)	10,121	11,255	11,731	11,974	11,864	(10)	(15)
Card Services	2	2	3	3	3	—	(33)
Commercial Banking	2,197	3,227	3,285	3,186	2,989	(32)	(26)
Treasury & Securities Services	12	14	14	14	14	(14)	(14)
Asset Management	382	299	337	498	582	28	(34)
Corporate/Private Equity (d)	73	70	60	55	53	4	38

TOTAL	$16,557	$17,656	$18,156	$19,019	$19,741	(6)	(16)

(a)	Nonperforming assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.5 billion, $10.2 billion, $10.1 billion, $10.5 billion and $9.0 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate; (2) real estate owned insured by U.S. government agencies of $1.9 billion, $1.7 billion, $1.4 billion, $707 million and $579 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $625 million, $572 million, $447 million, $581 million and $542 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction, which are accounted for on a pool basis. Since each pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows, the past-due status of the pools, or that of the individual loans within the pools, is not meaningful. Because the Firm is recognizing interest income on each pool of loans, they are all considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(c)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(d)	Predominantly relates to held-for-investment prime mortgage loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
GROSS CHARGE-OFFS (a)
Wholesale loans	$414	$297	$264	$1,014	$1,230	39%	(66)%	$1,989	$3,226	(38)%
Consumer loans, excluding credit card	2,277	1,677	1,874	2,555	2,825	36	(19)	8,383	10,421	(20)
Credit card loans — reported	2,980	3,485	4,063	4,882	2,405	(14)	24	15,410	10,371	49

Total loans — reported	5,671	5,459	6,201	8,451	6,460	4	(12)	25,782	24,018	7
Credit card loans — securitized	NA	NA	NA	NA	1,733	NM	NM	NA	6,898	NM

Total loans — managed	5,671	5,459	6,201	8,451	8,193	4	(31)	25,782	30,916	(17)

RECOVERIES (a)
Wholesale loans	143	31	33	55	26	361	450	262	94	179
Consumer loans, excluding credit card	115	131	112	116	74	(12)	55	474	222	114
Credit card loans — reported	309	352	342	370	183	(12)	69	1,373	737	86

Total loans — reported	567	514	487	541	283	10	100	2,109	1,053	100
Credit card loans — securitized	NA	NA	NA	NA	116	NM	NM	NA	455	NM

Total loans — managed	567	514	487	541	399	10	42	2,109	1,508	40

NET CHARGE-OFFS (a)
Wholesale loans	271	266	231	959	1,204	2	(77)	1,727	3,132	(45)
Consumer loans, excluding credit card	2,162	1,546	1,762	2,439	2,751	40	(21)	7,909	10,199	(22)
Credit card loans — reported	2,671	3,133	3,721	4,512	2,222	(15)	20	14,037	9,634	46

Total loans — reported	5,104	4,945	5,714	7,910	6,177	3	(17)	23,673	22,965	3
Credit card loans — securitized	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM

Total loans — managed	$5,104	$4,945	$5,714	$7,910	$7,794	3	(35)	$23,673	$29,408	(20)

NET CHARGE-OFF RATES (a)
Wholesale retained loans	0.49%	0.49%	0.44%	1.84%	2.31%			0.81%	1.40%
Consumer retained loans	4.12	3.90	4.49	5.56	4.60			4.53	4.41
Total retained loans — reported	2.95	2.84	3.28	4.46	3.85			3.39	3.42
Consumer loans — managed	4.12	3.90	4.49	5.56	5.08			4.53	4.91
Total loans — managed	2.95	2.84	3.28	4.46	4.29			3.39	3.88
Consumer loans — managed excluding purchased credit-impaired loans (b)	4.89	4.64	5.34	6.61	6.05			5.38	5.85
Total loans — managed excluding purchased credit-impaired loans (b)	3.31	3.19	3.69	5.03	4.84			3.81	4.37

Memo: Average Retained Loans (a)
Wholesale loans — reported	$219,750	$213,979	$209,016	$211,599	$206,846			$213,609	$223,047
Consumer loans — reported	465,523	476,137	490,149	506,949	428,964			484,553	449,245
Total loans — reported	685,273	690,116	699,165	718,548	635,810			698,162	672,292
Consumer loans — managed	465,523	476,137	490,149	506,949	514,416			484,553	534,623
Total loans — managed	685,273	690,116	699,165	718,548	721,262			698,162	757,670

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.
NA: Not applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance at January 1,	$34,161	$35,836	$38,186	$31,602	$30,633	(5)%	12%	$31,602	$23,164	36%
Cumulative effect of change in accounting principles (a)	—	—	—	7,494	—	—	—	7,494	—	NM
Net charge-offs (a)	5,104	4,945	5,714	7,910	6,177	3	(17)	23,673	22,965	3
Provision for loan losses (a)	3,207	3,244	3,380	6,991	7,166	(1)	(55)	16,822	31,735	(47)
Other (b)	2	26	(16)	9	(20)	(92)	NM	21	(332)	NM

Ending balance	$32,266	$34,161	$35,836	$38,186	$31,602	(6)	2	$32,266	$31,602	2

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance at January 1,	$873	$912	$940	$939	$821	(4)	6	$939	$659	42
Cumulative effect of change in accounting principles (a)	—	—	—	(18)	—	—	—	(18)	—	NM
Provision for lending-related commitments	(164)	(21)	(17)	19	118	NM	NM	(183)	280	NM
Other	8	(18)	(11)	—	—	NM	NM	(21)	—	NM

Ending balance	$717	$873	$912	$940	$939	(18)	(24)	$717	$939	(24)

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank (a)	$1,863	$1,976	$2,149	$2,601	$3,756	(6)	(50)
Retail Financial Services (a)	16,453	16,154	16,152	16,200	14,776	2	11
Card Services (a)	11,034	13,029	14,524	16,032	9,672	(15)	14
Commercial Banking	2,552	2,661	2,686	3,007	3,025	(4)	(16)
Treasury & Securities Services	65	54	48	57	88	20	(26)
Asset Management	267	257	250	261	269	4	(1)
Corporate/Private Equity	32	30	27	28	16	7	100

Total	$32,266	$34,161	$35,836	$38,186	$31,602	(6)	2

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Activity for the fourth quarter and full year 2009 predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						4Q10
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific (a)	$1,574	$1,246	$1,324	$1,557	$2,046	26%	(23)%
Formula — based	3,187	3,717	3,824	4,385	5,099	(14)	(37)

Total wholesale	4,761	4,963	5,148	5,942	7,145	(4)	(33)

Consumer
Asset specific (b)	1,138	1,153	1,161	1,010	996	(1)	14
Formula — based (a)(c)(d)	21,426	25,234	26,716	28,423	21,880	(15)	(2)
Purchased credit-impaired (d)	4,941	2,811	2,811	2,811	1,581	76	213

Total consumer	27,505	29,198	30,688	32,244	24,457	(6)	12

Total allowance for loan losses	32,266	34,161	35,836	38,186	31,602	(6)	2
Allowance for lending-related commitments	717	873	912	940	939	(18)	(24)

Total allowance for credit losses	$32,983	$35,034	$36,748	$39,126	$32,541	(6)	1

Wholesale allowance to total wholesale retained loans	2.14%	2.28%	2.42%	2.83%	3.57%
Consumer allowance to total consumer retained loans	5.94	6.22	6.36	6.49	5.73
Allowance to total retained loans	4.71	4.97	5.15	5.40	5.04
Consumer allowance to consumer retained nonperforming loans (e)	311	296	292	298	229
Consumer allowance to consumer retained nonperforming loans excluding credit card (e)	186	164	154	150	139

CREDIT RATIOS excluding purchased credit-impaired loans (f)
Consumer allowance to total consumer retained loans (f)(g)	5.78	6.69	6.88	7.05	6.63
Allowance to retained loans (f)(g)	4.46	5.12	5.34	5.64	5.51
Consumer allowance to consumer retained nonperforming loans (e)(f)(g)	255	268	265	272	215
Consumer allowance to consumer retained nonperforming loans excluding credit card (e)(f)	131	135	127	124	124
Allowance to total retained nonperforming loans (f)(g)	190	208	209	212	174

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	The asset-specific consumer allowance for loan losses includes troubled debt restructuring reserves of $985 million, $980 million, $946 million, $754 million and $754 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively. Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(c)	Includes all of the Firm’s allowance for loan losses on credit card loans, including those for which the Firm has modified the terms of the loans for borrowers who are experiencing financial difficulty.

(d)	Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(e)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(f)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction.

(g)	Excludes loans held by the WMMT, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009. The balance of these loans held by the WMMT was zero at December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank (a)	$(140)	$(158)	$(418)	$(477)	$(265)	11%	47%	$(1,193)	$2,154	NM %
Commercial Banking	184	192	(143)	204	445	(4)	(59)	437	1,314	(67)
Treasury & Securities Services	11	6	(8)	(31)	73	83	(85)	(22)	34	NM
Asset Management	22	23	15	31	53	(4)	(58)	91	183	(50)
Corporate/Private Equity	—	(1)	(1)	16	(2)	NM	NM	14	(1)	NM

Total wholesale	77	62	(555)	(257)	304	24	(75)	(673)	3,684	NM

Retail Financial Services (a)	2,457	1,551	1,715	3,735	4,228	58	(42)	9,458	15,950	(41)
Card Services — reported (a)	671	1,633	2,221	3,512	2,622	(59)	(74)	8,037	12,019	(33)
Corporate/Private Equity	2	(2)	(1)	1	12	NM	(83)	—	82	NM

Total consumer	3,130	3,182	3,935	7,248	6,862	(2)	(54)	17,495	28,051	(38)

Total provision for loan losses	$3,207	$3,244	$3,380	$6,991	$7,166	(1)	(55)	$16,822	$31,735	(47)

LENDING-RELATED COMMITMENTS
Investment Bank (a)	$(131)	$16	$93	$15	$84	NM	NM	$(7)	$125	NM
Commercial Banking	(32)	(26)	(92)	10	49	(23)	NM	(140)	140	NM
Treasury & Securities Services	(1)	(8)	(8)	(8)	(20)	88	95	(25)	21	NM
Asset Management	1	—	(10)	4	5	NM	(80)	(5)	5	NM
Corporate/Private Equity	—	—	—	—	(1)	—	NM	—	(1)	NM

Total wholesale	(163)	(18)	(17)	21	117	NM	NM	(177)	290	NM

Retail Financial Services	(1)	(3)	—	(2)	1	67	NM	(6)	(10)	40
Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity	—	—	—	—	—	—	—	—	—	—

Total consumer	(1)	(3)	—	(2)	1	67	NM	(6)	(10)	40

Total provision for lending-related commitments	$(164)	$(21)	$(17)	$19	$118	NM	NM	$(183)	$280	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank (a)	$(271)	$(142)	$(325)	$(462)	$(181)	(91)	(50)	$(1,200)	$2,279	NM
Commercial Banking	152	166	(235)	214	494	(8)	(69)	297	1,454	(80)
Treasury & Securities Services	10	(2)	(16)	(39)	53	NM	(81)	(47)	55	NM
Asset Management	23	23	5	35	58	—	(60)	86	188	(54)
Corporate/Private Equity	—	(1)	(1)	16	(3)	NM	NM	14	(2)	NM

Total wholesale	(86)	44	(572)	(236)	421	NM	NM	(850)	3,974	NM

Retail Financial Services (a)	2,456	1,548	1,715	3,733	4,229	59	(42)	9,452	15,940	(41)
Card Services — reported (a)	671	1,633	2,221	3,512	2,622	(59)	(74)	8,037	12,019	(33)
Corporate/Private Equity	2	(2)	(1)	1	12	NM	(83)	—	82	NM

Total consumer	3,129	3,179	3,935	7,246	6,863	(2)	(54)	17,489	28,041	(38)

Total provision for credit losses	3,043	3,223	3,363	7,010	7,284	(6)	(58)	16,639	32,015	(48)

Credit card loans — securitized (a)	NA	NA	NA	NA	1,617	NM	NM	NA	6,443	NM

Managed provision for credit losses (a)	$3,043	$3,223	$3,363	$7,010	$8,901	(6)	(66)	$16,639	$38,458	(57)

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.
NA: Not applicable.

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
AVERAGE IB TRADING VAR, CREDIT PORTFOLIO
VAR AND OTHER VAR - 95% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$53	$72	$64	$69	$121	(26)%	(56)%	$65	$160	(59)%
Foreign exchange	10	9	10	13	14	11	(29)	11	18	(39)
Equities	23	21	20	24	21	10	10	22	47	(53)
Commodities and other	14	13	20	15	17	8	(18)	16	20	(20)
Diversification benefit to IB trading VaR (a)	(38)	(38)	(42)	(49)	(62)	—	39	(43)	(91)	53

IB Trading VaR (b)	62	77	72	72	111	(19)	(44)	71	154	(54)

Credit portfolio VaR (c)	26	30	27	19	24	(13)	8	26	52	(50)
Diversification benefit to IB trading and credit portfolio VaR (a)	(10)	(8)	(9)	(9)	(11)	(25)	9	(10)	(42)	76

Total IB trading and credit portfolio VaR	78	99	90	82	124	(21)	(37)	87	164	(47)

Mortgage Banking VaR (d)	17	24	24	25	29	(29)	(41)	23	57	(60)
Chief Investment Office (CIO) VaR (e)	49	53	72	70	78	(8)	(37)	61	103	(41)
Diversification benefit to total other VaR (a)	(10)	(15)	(14)	(13)	(19)	33	47	(13)	(36)	64

Total other VaR	56	62	82	82	88	(10)	(36)	71	124	(43)

Diversification benefit to total IB and other VaR (a)	(39)	(52)	(79)	(66)	(67)	25	42	(59)	(82)	28

Total IB and other VaR (f)	$95	$109	$93	$98	$145	(13)	(34)	$99	$206	(52)

(a)	Average value-at-risk (“VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. IB Trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Mortgage Banking VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(e)	CIO VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate and credit risks arising from the Firm’s ongoing business activities.

(f)	Total IB and other VaR excludes certain nontrading activity, such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.), balance sheet and capital management positions and longer-term corporate investments managed by the CIO.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

						December 31, 2010
						Change		FULL YEAR
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31			2010 Change
	2010	2010	2010	2010	2009	2010	2009	2010	2009	2009
CAPITAL RATIOS
Tier 1 capital	$142,845	$139,381	$137,077	$131,350	$132,971	2%	7%
Total capital	182,629	180,740	178,293	173,332	177,073	1	3
Tier 1 common capital (a)	115,159	110,842	108,175	103,908	105,284	4	9
Risk-weighted assets	1,176,329	1,170,158	1,131,030	1,147,008	1,198,006	1	(2)
Adjusted average assets (b)	2,025,464	1,975,479	1,983,839	1,981,060	1,933,767	3	5
Tier 1 capital ratio	12.1%	11.9%	12.1%	11.5%	11.1%
Total capital ratio	15.5	15.4	15.8	15.1	14.8
Tier 1 common capital ratio (a)	9.8	9.5	9.6	9.1	8.8
Tier 1 leverage ratio	7.1	7.1	6.9	6.6	6.9

TANGIBLE COMMON EQUITY (PERIOD-END) (c)
Common stockholders’ equity	$168,306	$166,030	$162,968	$156,569	$157,213	1	7
Less: Goodwill	48,854	48,736	48,320	48,359	48,357	—	1
Less: Other intangible assets	4,039	3,982	4,178	4,383	4,621	1	(13)
Add: Deferred tax liabilities (d)	2,934	2,656	2,584	2,544	2,538	10	16

Total tangible common equity	$118,347	$115,968	$113,054	$106,371	$106,773	2	11

TANGIBLE COMMON EQUITY (AVERAGE) (c)
Common stockholders’ equity	$166,812	$163,962	$159,069	$156,094	$156,525	2	7	$161,520	$145,903	11%
Less: Goodwill	48,831	48,745	48,348	48,542	48,341	—	1	48,618	48,254	1
Less: Other intangible assets	4,054	4,094	4,265	4,307	4,741	(1)	(14)	4,178	5,095	(18)
Add: Deferred tax liabilities (d)	2,795	2,620	2,564	2,541	2,533	7	10	2,631	2,547	3

Total tangible common equity	$116,722	$113,743	$109,020	$105,786	$105,976	3	10	$111,355	$95,101	17

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,854	$48,736	$48,320	$48,359	$48,357	—	1
Mortgage servicing rights	13,649	10,305	11,853	15,531	15,531	32	(12)
Purchased credit card relationships	897	974	1,051	1,153	1,246	(8)	(28)
All other intangibles	3,142	3,008	3,127	3,230	3,375	4	(7)

Total intangibles	$66,542	$63,023	$64,351	$68,273	$68,509	6	(3)

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	$242,260	$219,302	$208,064	$210,982	$204,003	10	19
Interest-bearing	441,532	435,405	433,764	436,914	439,104	1	1
Non-U.S. offices:
Noninterest-bearing	10,917	10,646	9,094	10,062	8,082	3	35
Interest-bearing	235,660	237,785	236,883	267,345	287,178	(1)	(18)

Total deposits	$930,369	$903,138	$887,805	$925,303	$938,367	3	(1)

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. For further discussion of Tier 1 common capital ratio, see page 42.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, include total quarterly average assets adjusted for unrealized gains/(losses)on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(c)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 42.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
MORTGAGE LOAN REPURCHASE LIABILITY
(in millions)

	QUARTERLY TRENDS
						4Q10
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09
REPURCHASE LIABILITY (a)
Summary of changes in repurchase liability:
Repurchase liability at beginning of period	$3,307	$2,332	$1,982	$1,705	$1,102	42%	200%
Realized losses (b)	(371)	(489)	(317)	(246)	(142)	24	(161)
Provision for repurchase losses	349	1,464	667	523	745	(76)	(53)

Repurchase liability at end of period	$3,285	$3,307	$2,332	$1,982	$1,705	(1)	93

Outstanding repurchase demands and mortgage insurance rescission notices by counterparty type: (c)
GSEs and other	$1,071	$1,063	$1,331	$1,358	$1,339	1	(20)
Mortgage insurers	624	556	998	1,090	865	12	(28)
Overlapping population (d)	(63)	(69)	(220)	(232)	(169)	9	63

Total	$1,632	$1,550	$2,109	$2,216	$2,035	5	(20)

Quarterly repurchase demands received
by loan origination vintage: (c)
Pre-2005	$38	$31	$35	$16	$12	23	217
2005	72	67	94	50	40	7	80
2006	195	185	234	189	166	5	17
2007	537	498	521	403	425	8	26
2008	254	191	186	98	157	33	62
Post-2008	65	46	53	20	26	41	150

Total	$1,161	$1,018	$1,123	$776	$826	14	41

(a)	For further details regarding the Firm’s repurchase liability, see pages 58-61 of JPMorgan Chase’s September 30, 2010, Form 10-Q.

(b)	Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expenses. Make-whole settlements were $152 million, $225 million, $150 million, $105 million and $68 million for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(c)	Excludes amounts related to Washington Mutual.

(d)	Because the GSEs may make repurchase demands based on mortgage insurance rescission notices that remain unresolved, certain loans may be subject to both an unresolved mortgage insurance rescission notice and an unresolved repurchase demand.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q10				2010 Change
	4Q10	3Q10	2Q10	1Q10	4Q09	3Q10	4Q09	2010	2009	2009
EARNINGS PER SHARE DATA
Basic earnings per share:
Income before extraordinary gain	$4,831	$4,418	$4,795	$3,326	$3,278	9%	47%	$17,370	$11,652	49%
Extraordinary gain	—	—	—	—	—	—	—	—	76	NM

Net income	4,831	4,418	4,795	3,326	3,278	9	47	17,370	11,728	48
Less: Preferred stock dividends	157	160	163	162	162	(2)	(3)	642	1,327	(52)
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury (a)	—	—	—	—	—	—	—	—	1,112	NM

Net income applicable to common equity (a)	4,674	4,258	4,632	3,164	3,116	10	50	16,728	9,289	80
Less: Dividends and undistributed earnings allocated to participating securities	262	239	269	190	164	10	60	964	515	87

Net income applicable to common stockholders	$4,412	$4,019	$4,363	$2,974	$2,952	10	49	$15,764	$8,774	80

Total weighted-average basic shares outstanding (b)	3,917.0	3,954.3	3,983.5	3,970.5	3,946.1	(1)	(1)	3,956.3	3,862.8	2

Income before extraordinary gain per share (a)	$1.13	$1.02	$1.10	$0.75	$0.75	11	51	$3.98	$2.25	77
Extraordinary gain per share	—	—	—	—	—	—	—	—	0.02	NM

Net income per share (a)	$1.13	$1.02	$1.10	$0.75	$0.75	11	51	$3.98	$2.27	75

Diluted earnings per share:
Net income applicable to common stockholders	$4,412	$4,019	$4,363	$2,974	$2,952	10	49	$15,764	$8,774	80

Total weighted-average basic shares outstanding (b)	3,917.0	3,954.3	3,983.5	3,970.5	3,946.1	(1)	(1)	3,956.3	3,862.8	2
Add: Employee stock options and SARs (c)	18.2	17.6	22.1	24.2	28.0	3	(35)	20.6	16.9	22

Total weighted-average diluted shares outstanding (d)	3,935.2	3,971.9	4,005.6	3,994.7	3,974.1	(1)	(1)	3,976.9	3,879.7	3

Income before extraordinary gain per share (a)	$1.12	$1.01	$1.09	$0.74	$0.74	11	51	$3.96	$2.24	77
Extraordinary gain per share	—	—	—	—	—	—	—	—	0.02	NM

Net income per share (a)	$1.12	$1.01	$1.09	$0.74	$0.74	11	51	$3.96	$2.26	75

COMMON SHARES OUTSTANDING
Common shares — at period end	3,910.3	3,925.8	3,975.8	3,975.4	3,942.0	—	(1)	3,910.3	3,942.0	(1)
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.05	—	—	$0.20	$0.20	—
Book value per share	43.04	42.29	40.99	39.38	39.88	2	8	43.04	39.88	8
Dividend payout ratio	4%	5%	5%	7%	7%			5%	9%

SHARE PRICE
High	$43.12	$41.70	$48.20	$46.05	$47.47	3	(9)	$48.20	$47.47	2
Low	36.21	35.16	36.51	37.03	40.04	3	(10)	35.16	14.96	135
Close	42.42	38.06	36.61	44.75	41.67	11	2	42.42	41.67	2
Market capitalization	165,875	149,418	145,554	177,897	164,261	11	1	165,875	164,261	1

STOCK REPURCHASE PROGRAM
Aggregate repurchases	$685.2	$2,178.1	$135.3	$—	$—	(69)	NM	$2,998.6	$—	NM
Common shares repurchased	17.9	56.5	3.5	—	—	(68)	NM	77.9	—	NM
Average purchase price	$38.37	$38.52	$38.73	$—	$—	—	NM	$38.49	$—	NM

(a)	The calculation of basic and diluted earnings per share (“EPS”) and net income applicable to common equity for full year 2009 includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of U.S. Troubled Asset Relief Program (“TARP”) preferred capital.

(b)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share.

(c)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock aggregating 233 million, 236 million, 224 million, 239 million and 147 million, for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively, and 233 million and 266 million shares for the full years ended December 31, 2010 and 2009, respectively.

(d)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

JPMORGAN CHASE & CO. NON-GAAP FINANCIAL MEASURES
The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by CS remained on the balance sheet. Effective January 1, 2010, the Firm adopted new accounting guidance that required the Firm to consolidate its Firm-sponsored credit card securitizations trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010.

As noted above, the presentation in 2009 of CS results on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase had used this managed basis information to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans.

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and loans from the Washington Mutual Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans.

(c)	Return on Tangible Common Equity is Net income applicable to common equity divided by total average common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors.

(d)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity – such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 Common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 Common along with other capital measures to assess and monitor its capital position.

(e)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions.

(g)	Adjusted assets, a non-GAAP financial measure, equals total assets minus: (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility (“AML Facility”). The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
ACH: Automated Clearing House.
Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010, adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Bear Stearns Merger: Effective May 30, 2008, JPMorgan Chase merged with The Bear Stearns Companies Inc. (“Bear Stearns”) and Bear Stearns became a wholly-owned subsidiary of JPMorgan Chase. The final total purchase price to complete the merger was $1.5 billion. For additional information, see Note 2 on pages 143-148 of JPMorgan Chase’s 2009 Annual Report.
Beneficial interests issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of the borrower), whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: For periods ended prior to the January 1, 2010, adoption of new guidance relating to the accounting for the transfer of financial assets and the consolidation of VIEs, CS’ results were presented on a “managed” basis that assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets and that earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. “Managed” results excluded the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loans. Securitization did not change reported net income; however, it did affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.
FASB: Financial Accounting Standards Board.
Interests in purchased receivables: Represents an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis, and for periods ended prior to the January 1, 2010, adoption of new accounting guidance relating to the accounting for the transfer of financial assets and the consolidation of VIEs related to credit card securitizations. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010, adoption of new guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the MTM value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a credit risk for the Firm. When the MTM value is negative, JPMorgan Chase owes the counterparty; in this situation, the Firm has liquidity risk.
Merger costs: Reflects costs associated with the Bear Stearns merger and the Washington Mutual transaction in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
Net charge-off ratio: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
Participating securities: Represent unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Pre-provision profit: The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.
Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by IB for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments. For periods ended prior to the January 1, 2010, adoption of new guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts, the reported basis included the impact of credit card securitizations.
Retained loans: Loans that are held for investment excluding loans held-for-sale and loans at fair value.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subject to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.
Washington Mutual transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC for $1.9 billion. The final allocation of the purchase price resulted in the recognition of negative goodwill and an extraordinary gain of $2.0 billion. For additional information, see Note 2 on pages 143-148 of JPMorgan Chase’s 2009 Annual Report.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
INVESTMENT BANK (IB)
IB’s revenue comprises the following:
Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
Fixed income markets primarily include revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
Equities markets primarily include revenue related to market-making across global equity products, including cash instruments, derivatives and convertibles.
Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.
RETAIL FINANCIAL SERVICES (RFS)
Description of selected business metrics within Retail Banking:
Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
Sales specialists – Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
Mortgage banking revenue comprises the following:
Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.
Net mortgage servicing revenue includes the following components:
a)	Operating revenue comprises:
•	all gross income earned from servicing third-party mortgage loans, including stated service fees, excess service fees, late fees and other ancillary fees; and

•	modeled servicing portfolio runoff (or time decay).
b)	Risk management comprises:
•	changes in MSR asset fair value due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and

•	derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
RFS (continued)
Mortgage origination channels comprise the following:
Retail – Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.
Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans. The Firm exited the broker channel during 2008.
Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
Correspondent negotiated transactions (“CNTs”) – These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and periods of rising interest rates.
CARD SERVICES (CS)
Description of selected business metrics within CS:
Sales volume – Dollar amount of cardmember purchases, net of returns.
Open accounts – Cardmember accounts with charging privileges.
Merchant acquiring business – A business that processes bank card transactions for merchants.
Bank card volume – Dollar amount of transactions processed for merchants.
Total transactions – Number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. GLOSSARY OF TERMS
COMMERCIAL BANKING (CB)
CB Client Segments:
1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Mid-Corporate Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.

5.	Other primarily includes lending and investment activity within the Community Development Banking and Chase Capital segments.
CB Revenue:
1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.

2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card and deposit products, sweeps and money market mutual funds.

3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.

4.	Other product revenue primarily includes tax-equivalent adjustments generated from Community Development Banking segment activity and certain income derived from principal transactions.
CB selected business metrics:
1.	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.
TREASURY & SECURITIES SERVICES (TSS)
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
Description of selected business metrics within TSS:
1.	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
ASSET MANAGEMENT (AM)
Assets under management – Represent assets actively managed by AM on behalf of Private Banking, Institutional, and Retail clients. Includes ”committed capital not called”, on which AM earns fees. Excludes assets managed by American Century Companies, Inc. in which the Firm has a 41% ownership interest at December 31, 2010.
Assets under supervision – Represents assets under management, as well as custody, brokerage, administration and deposit accounts.
Multi-asset – Any fund or account that allocates assets under management to more than one asset class (e.g., long-term fixed income, equity, cash, real assets, private equity or hedge funds).
Alternative assets – The following types of assets constitute alternative investments – hedge funds, currency, real estate and private equity.
AM’s client segments comprise the following:
Institutional brings comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
Private Banking offers investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.